Posting Supplement No. 108 dated May 9, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 407769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407769	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407769. Member loan 407769 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Foster- Miller a QinetiQ NA Company	Debt-to-income ratio:	3.74%
Length of employment:	n/a	Location:	Carlsbad, CA

Home town:
Current & past employers:	Foster- Miller a QinetiQ NA Company
Education:

This borrower member posted the following loan description, which has not been verified:

This is a loan to consolidate CC debt to accelerate elimination of debt and improve credit score. There is no struggle to meet payments and am not behind/late with any payments Borrower added on 05/05/10 > Anticipate accelerated payment schedule due to salary increases and freed up cash flow

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,147.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417906	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417906. Member loan 417906 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Merced City School District	Debt-to-income ratio:	22.97%
Length of employment:	5 years	Location:	Merced, CA

Home town:
Current & past employers:	Merced City School District
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate some of my unsecured debt before my wife and I purchase our first home. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,974.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431052	$9,600	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431052. Member loan 431052 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,813 / month
Current employer:	Situs Ergonomics	Debt-to-income ratio:	24.94%
Length of employment:	4 years	Location:	Anchorage, AK

Home town:
Current & past employers:	Situs Ergonomics
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to put my finances in order. My first goal is to pay of my high interest credit card. I always pay extra monthly and I don't miss payments. Thanks for your assistance. Borrower added on 05/05/10 > I was unable to update the details of this loan as it would not let me start a new one or edit the old one I had started last year. This loan will be used to consolidate my credit card debt and pay off a loan on my car.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,940.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450832	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450832. Member loan 450832 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Materials Technologies Corporation	Debt-to-income ratio:	10.29%
Length of employment:	1 year	Location:	Smyrna, GA

Home town:
Current & past employers:	Materials Technologies Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,651.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453639	$1,200	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453639. Member loan 453639 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,767 / month
Current employer:	The Boeing Company	Debt-to-income ratio:	10.11%
Length of employment:	1 year	Location:	St Louis, MO

Home town:
Current & past employers:	The Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I purchased a car and did not include my tax in the original loan. Borrower added on 05/07/10 > I did not finance my new car interest into my original loan. I'd like to use this to pay for it.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$813.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 464514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464514	$6,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464514. Member loan 464514 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Chrysler LLC	Debt-to-income ratio:	6.41%
Length of employment:	10+ years	Location:	Rochester hills, MI

Home town:
Current & past employers:	Chrysler LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,096.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484473	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484473. Member loan 484473 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,713 / month
Current employer:	Navy	Debt-to-income ratio:	15.68%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > The loan is to purchase and prep land in the DC area to build a home.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,559.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 488783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488783	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488783. Member loan 488783 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,998 / month
Current employer:	Kuwait Embassy	Debt-to-income ratio:	20.68%
Length of employment:	3 years	Location:	ARLINGTON, VA

Home town:
Current & past employers:	Kuwait Embassy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > I am trying to consolidate all of debt so I can get rid of all my credit cards, but one. With the combined lowered APR on this loan, I'd be able to get rid of them faster and start to be financially responsible. It has been somewhat of a disadvantage with the credit card APRs rising, my cards APRs vary from 17% to 39%. With the combined debt, I will be able to budget easier and plan on paying off the loan by paying about $500-600 monthly until the loan is completely paid off. I have a steady job that I should be getting an annual raise this summer and will help get my payments off faster.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,735.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490481	$9,800	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490481. Member loan 490481 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	9.10%
Length of employment:	7 years	Location:	san jose, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,497.00	Public Records On File:	1
Revolving Line Utilization:	74.80%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494298	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494298. Member loan 494298 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,417 / month
Current employer:	Kofax Inc	Debt-to-income ratio:	16.56%
Length of employment:	7 years	Location:	San Diego, CA

Home town:
Current & past employers:	Kofax Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I have worked for the same company for 7 years and in the industry for over 20. I make a great income, just need to consolidate some nasty credit cards.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,528.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 497307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
497307	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 497307. Member loan 497307 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Department of Army	Debt-to-income ratio:	8.16%
Length of employment:	10+ years	Location:	KISSIMMEE, FL

Home town:
Current & past employers:	Department of Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > I have a stable employment working as a computer engineer for the Army. The funds are being primary used for home improvements and repairs to include new plumbing, electric, and flooring. I"m expected to pay this loan back with in 2.5 years Borrower added on 05/01/10 > I owe only one mortgage on the house that I currently live in. I am the deed holder but the bank holds the Mortgage NOTE. The house is in my name. I do not have a HELOC. Borrower added on 05/01/10 > I owe only one mortgage on the house that I currently live in. I am the deed holder but the bank holds the Mortgage-note. The house is in my name and I do not have a HELOC.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	53	Months Since Last Delinquency:	15
Revolving Credit Balance:	$7,449.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 499174

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
499174	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 499174. Member loan 499174 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,542 / month
Current employer:	Wiggins Telephone	Debt-to-income ratio:	13.62%
Length of employment:	8 years	Location:	Wiggins , CO

Home town:
Current & past employers:	Wiggins Telephone
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > I am restoring a 72 Mustang. I have about 15000 invested at this time and need extra money to complete the paint. Borrower added on 05/03/10 > I have been at the same job 8 plus years just not wanting to go to the local bank for a loan. Never miss a payment. This is for a final paint to complete my car I have been working on the car for 2 years and will have it complete after this paint job. I appreciate the Help with this loan you are helping me finish my Dream Car!

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,120.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 501039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501039	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501039. Member loan 501039 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Pittsburgh Public Theater	Debt-to-income ratio:	20.27%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Pittsburgh Public Theater
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I will use this money to consolidate credit card fees associated with home remodeling. I recently purchased my first house, and am fixing up a few things before I move in. Thank you for your help! Borrower added on 05/05/10 > All of the work that I'm doing on my house is environmentally responsible, including insulating the attic, installing energy-star windows, replacing the old water heater and furnace with more efficient models, upgrading the window-unit air conditioners to a central system. Overall, I'm trying to make some environmental improvements to a 1920's era house.

A credit bureau reported the following information about this borrower member on April 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,794.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 501752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501752	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501752. Member loan 501752 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Open Solutions Inc	Debt-to-income ratio:	12.08%
Length of employment:	10+ years	Location:	WINDSOR, CT

Home town:
Current & past employers:	Open Solutions Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Stable work history.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,355.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 502017

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502017	$22,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502017. Member loan 502017 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Dechert-Hampe & Co.	Debt-to-income ratio:	8.77%
Length of employment:	10+ years	Location:	Laguna Beach, CA

Home town:
Current & past employers:	Dechert-Hampe & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > Please let me know if more detail is required. Thanks.

A credit bureau reported the following information about this borrower member on April 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	53
Revolving Credit Balance:	$21,917.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 502288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502288	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502288. Member loan 502288 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	DARTE CONNECTION	Debt-to-income ratio:	0.57%
Length of employment:	1 year	Location:	HACIENDA HEIGHTS, CA

Home town:
Current & past employers:	DARTE CONNECTION
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503044	$8,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503044. Member loan 503044 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Contech Construction Products	Debt-to-income ratio:	3.13%
Length of employment:	5 years	Location:	Portland, OR

Home town:
Current & past employers:	Contech Construction Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Most this money i'm planing to spend on dentist and $1800.00 to pay off my credit card with 26% interest. On my credit report i have only one time late payment on September 2005. My target in life to be honest, i feel good when people trust me. My monthly budget is: $45.00 for phone, $38.00 for internet, $42.00 for car insurance, $650.00 for appartment rent, $30.00 - $150.00 electric bill (Summer-Winter time). $200.00-$300.00 for credit card ( whith 26%, minimum they ask $46.00 in month). I'm working for same company almost 6 years, 2 years ago they give me new position to do maintenance, and give me good raise. Now, company want give me new position to operate mill, (make corrugated metal pipe in Hillsboro, OR) and thay say that they give me raise, and in this position i will work a lot over time, ( I'm single and don't have problem with that.) Last 2009 year, i make over $36,000.00 with overtime. I'm respect and trust this company and i'm working as mach as i can to prove this. Thank you.

A credit bureau reported the following information about this borrower member on April 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	67
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503209	$6,250	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503209. Member loan 503209 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Custard Insurance Adjusters, Inc.	Debt-to-income ratio:	15.54%
Length of employment:	3 years	Location:	Tulsa, OK

Home town:
Current & past employers:	Custard Insurance Adjusters, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Need help getting our of high interest credit card debt. I have 3 cards and have never missed a payment. Thanks! :)

A credit bureau reported the following information about this borrower member on April 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,370.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503283	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503283. Member loan 503283 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Federal Reserve Bank of New York	Debt-to-income ratio:	10.15%
Length of employment:	10+ years	Location:	Staten Island, NY

Home town:
Current & past employers:	Federal Reserve Bank of New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I want to do away with my credt cards. I want one loan, one payment. Pay off those cards. Keep one for emergencies and get rid of the others. Freedom!

A credit bureau reported the following information about this borrower member on April 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,014.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504030	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504030. Member loan 504030 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	University of Houston	Debt-to-income ratio:	22.08%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	University of Houston
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > This is gonna ne mostly to pay credit cards and for personal porpuse.

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,106.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504062	$10,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504062. Member loan 504062 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:		Debt-to-income ratio:	1.27%
Length of employment:	6 years	Location:	Medford, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,935.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504861

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504861	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504861. Member loan 504861 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:		Debt-to-income ratio:	11.80%
Length of employment:	4 years	Location:	Kapaa, HI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,496.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505762	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505762. Member loan 505762 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	ThyssenKrupp Elevator	Debt-to-income ratio:	10.88%
Length of employment:	5 years	Location:	DENVER, CO

Home town:
Current & past employers:	ThyssenKrupp Elevator
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,291.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505953	$21,825	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505953. Member loan 505953 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,651 / month
Current employer:	Ace Hardware Corporation	Debt-to-income ratio:	18.17%
Length of employment:	4 years	Location:	BRADLEY, IL

Home town:
Current & past employers:	Ace Hardware Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I have a very good credit score; never have had a late payment. A couple of years ago, within the span of about a year, I got married, bought a house, had kids and used credit cards as a finance tool, sub 8% interest rates made it an easy solution. As it worked out the ???credit crisis??? came, and even though I had a high credit score and never missed a payment, my rates went up and my available credit went down which took me from a 780+ when I bought my house down to a 726 on my credit report as of a couple of weeks ago. I just want to be done with credit cards, pay what I owe, and know exactly what it is I???m going to have to pay every month to be debt free. I have a stable income, with a stable company where I???m consistently a well reviewed employee. My current budget uses 57% of my take home pay, after taxes, insurance, and 401k, to fund my house (plus an additional principle payment), student loan, car, and utility payments. The other 43%, roughly $1493.45 is currently used to fund debt, food and clothing, and savings. My current payments to credit companies are higher than the monthly payment for this loan so repayment should not be an issue. I could repay this loan directly to creditors over the same period of time, but I would spend more in interest, and probably do more damage to my credit score as lenders lower my available credit, making it look like I???ve been practicing poor financial stewardship.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,618.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506881	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506881. Member loan 506881 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Great Lakes Tape Corporation	Debt-to-income ratio:	18.51%
Length of employment:	4 years	Location:	clarkston, MI

Home town:
Current & past employers:	Great Lakes Tape Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,514.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 507195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507195	$7,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507195. Member loan 507195 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Lincoln Community High School	Debt-to-income ratio:	15.27%
Length of employment:	8 years	Location:	Rochester, IL

Home town:
Current & past employers:	Lincoln Community High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I am looking for some funds to buy my wife a long-arm quilting machine. The best interest rate that a bank could give me for an unsecured personal loan was 10%. Lending Club is a godsend. My wife has always put her own wishes behind those for our house and our family and now she deserves something for herself. I am a teacher who has been teaching in the same district for 8 years now. Budgets are tight in schools but my district would have to lay off 3 other science teachers before my job would be at risk. I am very conscious about credit and pay off all of my credit balances each month unless I find a 0% financing deal for some home improvement projects. My wife and I together gross around $7500 a month, but much of that goes into retirement accounts. Other than that if you have any other questions for me I would love to answer them for you, just let me know!

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,725.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507665

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507665	$18,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507665. Member loan 507665 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Source Interlink Media	Debt-to-income ratio:	23.15%
Length of employment:	< 1 year	Location:	BRANDON, FL

Home town:
Current & past employers:	Source Interlink Media
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,284.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507698	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507698. Member loan 507698 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Enterprise Fleet Management	Debt-to-income ratio:	21.06%
Length of employment:	10+ years	Location:	Cypress, TX

Home town:
Current & past employers:	Enterprise Fleet Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,039.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507987	$10,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507987. Member loan 507987 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,416 / month
Current employer:		Debt-to-income ratio:	1.68%
Length of employment:	3 years	Location:	New Carrollton, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	1
Revolving Credit Balance:	$2,898.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508118

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508118	$11,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508118. Member loan 508118 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,270 / month
Current employer:		Debt-to-income ratio:	20.35%
Length of employment:	n/a	Location:	elkon, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I was taken on the internet for a good bit of money. I need to get a loan to be able to pay down my credit cards and put some money in savings. Every loan I have ever had has been paid off in full and on time. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,885.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508196	$9,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508196. Member loan 508196 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	New Hope Church	Debt-to-income ratio:	18.14%
Length of employment:	3 years	Location:	Ennis, TX

Home town:
Current & past employers:	New Hope Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I will be consolidating three credit card debts. The interest on the three cards is more than 15% on each one.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,790.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 508341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508341	$3,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508341. Member loan 508341 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:		Debt-to-income ratio:	0.56%
Length of employment:	n/a	Location:	Brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > Tuition and books

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	5
Revolving Credit Balance:	$274.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508357	$13,750	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508357. Member loan 508357 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	ARS	Debt-to-income ratio:	2.13%
Length of employment:	1 year	Location:	Anaheim, CA

Home town:
Current & past employers:	ARS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,217.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 508413

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508413	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508413. Member loan 508413 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	linwood spiritual center	Debt-to-income ratio:	14.57%
Length of employment:	2 years	Location:	rhinebeck, NY

Home town:
Current & past employers:	linwood spiritual center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > this will put bills into one payment at a lower interest rate which will save me a ton of money in the long run. Borrower added on 04/25/10 > My wish is to clear all credit card dedt. I would really like to own my home. I work hard and take serisouly my obligations.

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,524.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 508436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508436	$18,000	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508436. Member loan 508436 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$55,000 / month
Current employer:	Diamondback Plumbing Services	Debt-to-income ratio:	0.49%
Length of employment:	6 years	Location:	Peoria, AZ

Home town:
Current & past employers:	Diamondback Plumbing Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I make 55K a year do not know how to change my monthly income

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	18
Revolving Credit Balance:	$8,243.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 508586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508586	$24,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508586. Member loan 508586 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,917 / month
Current employer:	Promisec Inc.	Debt-to-income ratio:	12.80%
Length of employment:	2 years	Location:	ELLINGTON, CT

Home town:
Current & past employers:	Promisec Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$116,532.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 508595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508595	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508595. Member loan 508595 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	D3Cubed	Debt-to-income ratio:	10.45%
Length of employment:	3 years	Location:	Bella Vista, AR

Home town:
Current & past employers:	D3Cubed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	52
Revolving Credit Balance:	$6,851.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 508602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508602	$3,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508602. Member loan 508602 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Ard contracting	Debt-to-income ratio:	7.43%
Length of employment:	7 years	Location:	pensacola, FL

Home town:
Current & past employers:	Ard contracting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$471.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508630	$1,750	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508630. Member loan 508630 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	aloha precast	Debt-to-income ratio:	24.89%
Length of employment:	3 years	Location:	pearl city, HI

Home town:
Current & past employers:	aloha precast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I plan on using this funds to buy new furniture for my home.My monthly budget are $900 my job is very stable and i am a great borrower because i make my payments on time

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	27
Revolving Credit Balance:	$192.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 508731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508731	$24,250	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508731. Member loan 508731 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	M and S Technologies	Debt-to-income ratio:	8.37%
Length of employment:	5 years	Location:	SHELL, WY

Home town:
Current & past employers:	M and S Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,000.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508773	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508773. Member loan 508773 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Versant Holdings LLC	Debt-to-income ratio:	15.84%
Length of employment:	2 years	Location:	WINNETKA, CA

Home town:
Current & past employers:	Versant Holdings LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > Hello, my reason for wanting this loan is to consolidate high-interest rate credit cards into one substantially lower rate. I haven't been late on a credit card in probably 5 years, but have had to suffer with high-interest rates. I've called them to see if they could lower these rates and they have not, so I'm forced to consolidate. Thank you.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,135.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508784	$4,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508784. Member loan 508784 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Wheeler Clinic, Inc.	Debt-to-income ratio:	7.26%
Length of employment:	3 years	Location:	Hartford, CT

Home town:
Current & past employers:	Wheeler Clinic, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > With little more than $1.500 a year on my dental plan. my daughters cost exceeds more than $5000. actually $8000. So I am thankfull for all the help and support. my payments will never be late. thanks for all the help. Borrower added on 04/27/10 > as I do with all my credit. I take very seriously. I plan on buying a house next year. and without a doubt. I will have no problem being approved. if eveything goes great with this little loan. I will def be back next year to get help with my new home. thanks everyone.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,594.00	Public Records On File:	1
Revolving Line Utilization:	38.60%	Months Since Last Record:	19
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508906	$10,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508906. Member loan 508906 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,800 / month
Current employer:	Rain Bird	Debt-to-income ratio:	20.36%
Length of employment:	9 years	Location:	Tucson, AZ

Home town:
Current & past employers:	Rain Bird
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	40
Revolving Credit Balance:	$18,460.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508920	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508920. Member loan 508920 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bank of America	Debt-to-income ratio:	17.73%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > This loan is for paying off credit card debt. All credit accounts are in good standing with NO past due or late payments in the history of the accounts! Seeking one bill per month with lower apr. Borrower added on 04/26/10 > Credit card/car loan consolidation. All accounts are in good and current standing with NO past due or late payments in their history! Seeking one low monthly payment with low interest rate. Thank you!

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,947.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 509052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509052	$5,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509052. Member loan 509052 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Chick-fil-A Restaurants Inc.	Debt-to-income ratio:	10.20%
Length of employment:	3 years	Location:	SANTA ANA, CA

Home town:
Current & past employers:	Chick-fil-A Restaurants Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > This money will help me and my family afford to take time off to travel to Colorado to take care of my father after his back surgery, since he is alone there.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	30
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509086	$2,500	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509086. Member loan 509086 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,631 / month
Current employer:	Birght Horizons	Debt-to-income ratio:	15.82%
Length of employment:	2 years	Location:	KENT, WA

Home town:
Current & past employers:	Birght Horizons
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	44
Revolving Credit Balance:	$5,105.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509133	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509133. Member loan 509133 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	AMMEX Inc	Debt-to-income ratio:	8.65%
Length of employment:	3 years	Location:	West Bloomfield , MI

Home town:
Current & past employers:	AMMEX Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,816.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 509162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509162	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509162. Member loan 509162 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,391 / month
Current employer:	Mack Construction	Debt-to-income ratio:	23.66%
Length of employment:	3 years	Location:	Bay Shore, NY

Home town:
Current & past employers:	Mack Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > The loan application is easy as 1.2.3 with good credit get approve instant

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	3
Revolving Credit Balance:	$7,465.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509224	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509224. Member loan 509224 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	mozzone lumber	Debt-to-income ratio:	6.38%
Length of employment:	10+ years	Location:	berkley, MA

Home town:
Current & past employers:	mozzone lumber
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > home repairs consolodate bills Borrower added on 05/07/10 > home repairs consolodte bills

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	36
Revolving Credit Balance:	$9,898.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 509285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509285	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509285. Member loan 509285 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	United Airlines	Debt-to-income ratio:	2.05%
Length of employment:	10+ years	Location:	Incline Village, NV

Home town:
Current & past employers:	United Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	59
Revolving Credit Balance:	$99,455.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 509334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509334	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509334. Member loan 509334 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:		Debt-to-income ratio:	12.26%
Length of employment:	n/a	Location:	Danville, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,023.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509359	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509359. Member loan 509359 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Media 8	Debt-to-income ratio:	13.71%
Length of employment:	7 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Media 8
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I would like to consolidate my debt. Thanks.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,985.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509401	$20,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509401. Member loan 509401 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:		Debt-to-income ratio:	2.24%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > This loan will be used to remodel my 1920's Craftsman bungalow. I will be converting the basement into a 2BD/1BTH unit. I will then be renting out the 2 bedrooms upstairs for $1600. The total cost of the remodel is $39,000. I have $10K ready to go. I am also borrowing $10K from my generous family. I work as an actor and a musician. In 2009 I made $126,000. In the last 5 years, my income has averaged to $106,000. My monthly expenses are: Mortgage: $2038 Credit Card w $8000 balance @ 8.9: minimum payment is $105 Credit Card w $3000 balance @ 3.9: minimum payment is $65 Gas/Water/Electric/Internet: $150 Car-related expenses: $40 (I own my 2006 Toyota Prius outright) Groceries/Sundries/Misc: $400 Borrower added on 04/27/10 > Currently I don't have enough home equity to get a HELOC or home equity loan, so I am trying to get creative! I think this loan would be a solid investment because it will be converted into equity in my home pretty much as soon as the work is done. The house will go from 2bd/1bth to 4bd/2bth and from 816sq feet to 2000 sq ft! The house itself is in a very desirable up and coming neighborhood in Los Angeles called Mt. Washington.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,140.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509526	$6,600	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509526. Member loan 509526 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Day Wireless Systems	Debt-to-income ratio:	16.86%
Length of employment:	3 years	Location:	Milwaukie, OR

Home town:
Current & past employers:	Day Wireless Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > This loan will go directly to paying off my credit cards that have hiked my rates. I have not missed a payment and pay over my monthly minimum. I do not have a car loan nor a home mortgage, so I am focusing all my disposable income to clearing up this mess I got myself into. I have been stably employed for the past three years, and work hard to be the best at my job. I look forward to cutting up these cards. I appreciate you taking the risk by offering me this loan. I feel so much better paying you all interest rather than some back with multimillion dollar executives.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,535.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509620	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509620. Member loan 509620 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Childrens Hospital Los Angeles	Debt-to-income ratio:	24.07%
Length of employment:	10+ years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	Childrens Hospital Los Angeles
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,627.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 509719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509719	$24,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509719. Member loan 509719 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,133 / month
Current employer:	Shamrock Paving	Debt-to-income ratio:	14.46%
Length of employment:	7 years	Location:	Norwalk, CA

Home town:
Current & past employers:	Shamrock Paving
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > Shamrock Paving has been open for twenty-three years. I have been with Shamrock for seven and my postion and the company is secure. I'm looking to do home improvements.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	65
Revolving Credit Balance:	$18,570.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 509786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509786	$12,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509786. Member loan 509786 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,617 / month
Current employer:	US Air Force	Debt-to-income ratio:	11.86%
Length of employment:	8 years	Location:	NEW BREMEN, OH

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > I plan on adding new siding, windows, and a roof to my house. I will be doing most of the work myself, along with a couple of brothers and friends. My job is very stable as a financial manager in working with the US Air Force. I actually received a promotion last month and will be getting approx a 10% pay raise in a few months.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	43
Revolving Credit Balance:	$2,174.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 509790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509790	$10,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509790. Member loan 509790 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Cafe Iguana	Debt-to-income ratio:	11.94%
Length of employment:	2 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Cafe Iguana
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I plan to use the funds for debt consolidation I have never paid one bill late, all of my bills get paid at least one week before they are due, I just want to pay off the credit cards with the high interest rates (over 20% each) and have one smaller bill. My job is very stable, I am an amazing bartender and make pretty decent money for someone my age.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,522.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509804	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509804. Member loan 509804 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:		Debt-to-income ratio:	17.14%
Length of employment:	10+ years	Location:	northport, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > emlpoyment income: Bryce Hospital, Tuscaloosa, Al and Capstone Hotel, Tuscaloosa, Al.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,150.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509877	$16,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509877. Member loan 509877 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	u s coast guard	Debt-to-income ratio:	0.50%
Length of employment:	10+ years	Location:	SEATTLE, WA

Home town:
Current & past employers:	u s coast guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/01/10 > I am requesting a loan to help me with home improvement and purchase appliance for my house.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$243.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509946	$11,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509946. Member loan 509946 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Brighthouse Networks	Debt-to-income ratio:	4.51%
Length of employment:	10+ years	Location:	SARASOTA, FL

Home town:
Current & past employers:	Brighthouse Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > my DTI is excellent. My credit score is great. I was going to take a loan against my car as secured loan but no one does this, which is why I came here. You will not regret this loan. Thank-you

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,340.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 509982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509982	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 509982. Member loan 509982 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Texas Health and Human Service Commissio	Debt-to-income ratio:	13.77%
Length of employment:	2 years	Location:	San Benito, TX

Home town:
Current & past employers:	Texas Health and Human Service Commissio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > Need to pay off credit card debit, that accumalated during first years of college. Am college graduate with BA degree from University of Texas at Brownsville Borrower added on 04/29/10 > Need loan to payoff high interest credit cards that where accumalated first years in college. Was young and charging on credit seemed easy at time. Am a graduate from the University of Texas at Brownsville with BA degree. Work for the Texas Health & Human Service Commission office. Never been late on credit card payments and have looked for loan to payoff total balance. I am o homeowner and single with no family. Credit cards is only expense other than food and home utility costs.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	47
Revolving Credit Balance:	$9,858.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510004	$12,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510004. Member loan 510004 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Southern Marketing Associates	Debt-to-income ratio:	10.50%
Length of employment:	8 years	Location:	CASSELBERRY, FL

Home town:
Current & past employers:	Southern Marketing Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I plan to use the funds to consolidate bills. I have steady employment with a solid company for the past 8 yrs. I am a financially responsible homeowner

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,441.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510013	$24,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510013. Member loan 510013 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Toshiba Business Solutions	Debt-to-income ratio:	24.75%
Length of employment:	< 1 year	Location:	Cumming, GA

Home town:
Current & past employers:	Toshiba Business Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > Further details on why I am submitting for funding. Simply put I am relocating in an industry I have worked in for 10 years. Due to recent forclosures and the market for nearby comps my home is under contract but for a little less then I owe. Between that and realtor fees I will be bringing money to the table. I would rather pay on it for 2-3 years then remove money from savings etc. Borrower added on 04/30/10 > Lending Club has Verified my bank account information Borrower added on 05/01/10 > Currently I have a 761 point credit score

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,187.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510022	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510022. Member loan 510022 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,500 / month
Current employer:	Low Book Sales	Debt-to-income ratio:	3.18%
Length of employment:	10+ years	Location:	Draper , UT

Home town:
Current & past employers:	Low Book Sales
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I have never even been 30 days late on a single payment in my life. My income is very stable. We are building a new garage and need some temp extra money to complete the project. Thanks

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,791.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510049	$25,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510049. Member loan 510049 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	CRC Print, Inc	Debt-to-income ratio:	18.49%
Length of employment:	10+ years	Location:	palatine, IL

Home town:
Current & past employers:	CRC Print, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > As you can see, I pay ALL of my bills on time and will do so with this loan as well. Thank you

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	61
Revolving Credit Balance:	$421,770.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 510055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510055	$11,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510055. Member loan 510055 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Augusta Public Defender's Office	Debt-to-income ratio:	23.96%
Length of employment:	5 years	Location:	Martinez, GA

Home town:
Current & past employers:	Augusta Public Defender's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > My goal is to be debt free by the end of the year 2012 and to live debt free the rest of my life. Being able to consolidate debt would be such a great way to start on that path. Borrower added on 05/02/10 > I am a very responsible person. Just ran into a snag. When I was in private practice we took on a malpractice case which at this time still has not settled. I made purchases for my home with the expectation that the case would settle, however there are still several depositions to be taken before they can come to a final settlement of the case. I could really use the help to consolidate my debt until things get back on track. Than you.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,230.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510082	$25,000	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510082. Member loan 510082 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	S & L Industrial	Debt-to-income ratio:	15.20%
Length of employment:	10+ years	Location:	Lovell, WY

Home town:
Current & past employers:	S & L Industrial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > My husband had a stroke in 2008. During this time, I missed a house payment. I payed it online. While doing bills, I took the amount out of the checkbook, but never went on line to make the payment. That is where the missed payment on the credit history comes from. We lost about $40,000.00 a year income due to my husband???s health in 2007. He is now on social security disability. Although he is only 40 years old, he has had numerous health issues. The public record is from a Chapter 7 medical in 2000. The loan will pay off all credit card accounts except for one with a $4000.00 balance. Due to high cobra premiums ($487-1100.00 per month over the last two years), we have relied heavily on credit. My husband will now be on medicare with a supplemental policy beginning in June. The reason for debt pay off is that we have one child currently in college and another one starting in two years. I would like all credit card debt gone by the time the second one enters college because there is another son entering one year after him.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	18
Revolving Credit Balance:	$16,791.00	Public Records On File:	1
Revolving Line Utilization:	87.00%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 510097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510097	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510097. Member loan 510097 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Feliz & Associates Inc	Debt-to-income ratio:	18.10%
Length of employment:	6 years	Location:	YORBA LINDA, CA

Home town:
Current & past employers:	Feliz & Associates Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,735.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510139	$15,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510139. Member loan 510139 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	USPS	Debt-to-income ratio:	10.32%
Length of employment:	5 years	Location:	Detroit, MI

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,709.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510153	$9,600	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510153. Member loan 510153 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Jinas Design Studio	Debt-to-income ratio:	11.20%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Jinas Design Studio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/01/10 > I need the money for start up business purposes. I will be using this money to invest in some products that I believe will be sold like hot cakes, as there is a high demand for them in the Wellness industry and I already have clients who are requesting them. It's a very low risk, 100% legal venture with a high potential for profits. Borrower added on 05/01/10 > I have a job that allows me the time flexibility needed to embark on as many ventures I seek. I am responsible and progressive. My finances, my career and my goals are always my top priorities. This is why I believe I am a great borrower. Borrower added on 05/03/10 > I work as a bookkeeper for Jina's Design Studios.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,460.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510170	$22,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510170. Member loan 510170 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,438 / month
Current employer:	Mexico School District	Debt-to-income ratio:	10.46%
Length of employment:	5 years	Location:	Sandy Creek, NY

Home town:
Current & past employers:	Mexico School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I am looking for a longer loan period - possibly 5 years.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,148.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510238	$4,800	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510238. Member loan 510238 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	2.64%
Length of employment:	10+ years	Location:	Arcadia, CA

Home town:
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > Loan is to pay off JCPenney that I will owe $1400. Made a bed set purchase last month last March 2010. I also will owe about $700. on my American Express card that will show next month on my bill statement. Looking to by furniture for my empty living room. Need to boost my FICO score with a different type of debt. I only have credit cards. Thank you for your interest in my loan. Glad to due business with you. Borrower added on 04/30/10 > Employment Status : Being working for Costco Wholesale for over 21 plus years since 1988.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,346.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510350	$5,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510350. Member loan 510350 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Danbury Hospital	Debt-to-income ratio:	0.40%
Length of employment:	8 years	Location:	DANBURY, CT

Home town:
Current & past employers:	Danbury Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Yes, that's correct. I am currently finishing off remodeling. I still have painting, wood floor and trim work to do. I think with that amount of money I could get all the work done by this summer.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$526.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510363	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510363. Member loan 510363 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,155 / month
Current employer:	U.S. Patent and Trademark Office	Debt-to-income ratio:	16.00%
Length of employment:	2 years	Location:	CLINTON, MD

Home town:
Current & past employers:	U.S. Patent and Trademark Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > My goal is to be able to clear my college debit and pay for it at a lower rate then what I already have. This is why I titled my loan Financial Freedom.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,236.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 510401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510401	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510401. Member loan 510401 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,917 / month
Current employer:		Debt-to-income ratio:	9.20%
Length of employment:	10+ years	Location:	Chicopee, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > LOOKING TO EXPAND INTO LARGER ROOFING PROJECTS

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,113.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510418	$12,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510418. Member loan 510418 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	ARTnews	Debt-to-income ratio:	21.90%
Length of employment:	3 years	Location:	Roselle, NJ

Home town:
Current & past employers:	ARTnews
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > Want funds to consolidate credit card debt into low APR and fixed monthly payment to payoff in 3 years or less. Borrower added on 04/30/10 > 10k of my revolving debt is a home equity line of credit I opened to finish the basement of a rental home I own out of state. Borrower added on 04/30/10 > The lower APR and fixed payment would allow me to allocate additional funds monthly to the principal balance, which I expect to pay in full within 18 months. Borrower added on 04/30/10 > The rental home used to be my primary residence before moving to the east coast. I have been renting it for the last 3 years and am currently making a small monthly profit off of it which covers the monthly payment on the home equity line of credit. I did not include the income from this rental in my application and would not use the funds to pay off this loan, as it is at 6.41% (and tax deductable). Borrower added on 05/02/10 > Rental property located in Indianapolis, IN. Little about me: Undergrad: DePauw University. M.A.: Indiana University. Have not accrued new debt in the last 2 years. All debt is left over from college and grad school. APR's have skyrocketed up to 28.99% in the last 6-12 months. Just want to get it into a low APR and get rid of it for good!!!

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,759.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510420	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510420. Member loan 510420 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:		Debt-to-income ratio:	5.74%
Length of employment:	5 years	Location:	sterling hights, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,561.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510464	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510464. Member loan 510464 was requested on May 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,100 / month
Current employer:	BT Mancini Company	Debt-to-income ratio:	20.10%
Length of employment:	1 year	Location:	San Ramon, CA

Home town:
Current & past employers:	BT Mancini Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/01/10 > We are looking to consolidate some high interest credit cards, as well as using some money for closing costs and new appliances for our first home. We greatly appreciate any help you could provide, and look forward to doing business with you. Thank you.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,480.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 510465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510465	$14,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510465. Member loan 510465 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,539 / month
Current employer:	NYS Unified Court System	Debt-to-income ratio:	21.92%
Length of employment:	9 years	Location:	Yonkers, NY

Home town:
Current & past employers:	NYS Unified Court System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > Actually, I am confident that I will be able to to repay this loan fairly quickly. Since I work in criminal court our caseload is ever-increasing. It ensures steady income. Thankfully, I have always repaid all money ever owed. This loan will enable me the ease of making one single payment instead of multiple ones. Borrower added on 05/02/10 > Thank you all who have funded my request so far. Please focus on the fact that I have always paid what I owe. The only reason I decided to try this club is because I have yet to receive money I am expecting. My son starts college in September and I want to simplify my finances before then. Borrower added on 05/03/10 > Once again, thank you all. I did not include my husband's salary when I applied for this loan. But it is an extra 60K a year. We are able to meet our obligations but we are looking to have less bills. Borrower added on 05/04/10 > I appreciate the support. You will be happy with your decision. Right now I am on a promotional exam list but I know it will not happen before 2012. Borrower added on 05/06/10 > Thank you! Borrower added on 05/07/10 > For two years now I have worked overtime that generates approximately an extra $5K a year. My husband makes about $3K a year in overtime. If the loan is fully funded I can submit paystub as proof. This weekend I may be assigned to work so I will not check in again until Monday. Thanks again!

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,014.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510507	$4,200	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510507. Member loan 510507 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	hilton	Debt-to-income ratio:	7.40%
Length of employment:	< 1 year	Location:	New Orleans, LA

Home town:
Current & past employers:	hilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I plan to use this funding to complete my home after still getting the run around with fema after Katrina and Rita. I need to still buy floors, cabinets, and sheetrock the bathrooms, also i need to buy lights fixtures and furniture. mainly i need to pay for the labor to be done. i'm job is very secure and so is my boyfriend who is helping me get back into my house. i pay my bills on time which i think makes me a good borrower.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	1
Revolving Credit Balance:	$2,863.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510536	$20,000	19.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510536. Member loan 510536 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	LAW OFFICES OF JEFFREY A MILLER AND ASSO	Debt-to-income ratio:	19.80%
Length of employment:	7 years	Location:	PASADENA, CA

Home town:
Current & past employers:	LAW OFFICES OF JEFFREY A MILLER AND ASSO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Employer is Law Offices of Jeffrey A Miller and Associates C/O Global Equity Solutions PLC., Pasadena, CA. I am the Accountant and Office Manager. Auto Loan - $17K - 23.2% Amex - $5K - 12.99% Visa - $10K - 19.99% Visa - $2K - 26.99% Store - $1K - 0% I will be paying off the Visa with a $2K balance as well as the auto loan. I plan to pay back the loan in the 2nd-3rd years and definitely by the end of the 3rd. Borrower added on 05/05/10 > I am the Accountant and Office Manager for the law firm. I plan to use the funds from the loan to consolidate an auto loan and one high interest rate credit card. I plan to pay off the loan between the second and third year. I recently obtained my BA in Accounting from UC Irvine. Eagle Scout.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,937.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510546	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510546. Member loan 510546 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	change 1 child inc	Debt-to-income ratio:	18.63%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	change 1 child inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	13
Revolving Credit Balance:	$12,189.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 510566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510566	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510566. Member loan 510566 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	20.31%
Length of employment:	< 1 year	Location:	College Park, MD

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/01/10 > The main purpose of this loan is to buy an engagement ring. My g/f is completing her Masters Degree next month and her parents are sending us on a nice Caribbean vacation. There, I plan to propose to her after 3 years of dating. This loan would fit within my budget easily as I will not have a car payment (595)/high insurance (190) after October, my car lease runs out. We are moving right next to public transportation next month so having two cars won't be necessary. The reason I am using Lendingclub is that I do not want to use a credit card with high interest rates (25-29%) and also that these credit cards do not have a high enough limits anyway. Getting the loan from here, keeps things simple and I would be able to get the ring I want to get her while benefiting personal investors and not just a credit card company. Borrower added on 05/02/10 > Please let me know if you need any other information Borrower added on 05/02/10 > Just wanted to let everyone know that we booked our trip to the Bahamas for July 2010. Will be proposing then. :) Borrower added on 05/04/10 > Just more information about myself: I have a stable job with the Department of Homeland Security on the headquarters level. My g/f has a stable job with the Department of Transportation. We already planned to go down from 2 cars to 1 car before I thought to use Lendingclub as a source to purchase the engagement ring (and finish off my high rate credit cards). The public transportation is the DC's metro rail (train). We will be in walking distance (2 blocks) from it. Thanks for all the lending support so far. Borrower added on 05/05/10 > Looks like funding has slowed down. IF there are any questions to make you more confident in lending, please do not hesitate to ask. Borrower added on 05/07/10 > My monthly expenses total up to around $2500 starting next month through October 2010. October 2010 and on, my monthly espenses drop from $2500 to $1700 roughly. My Car lease will be over and I won't have to pay for the expensive car lease insurance either. Since I moving to place next to public transportation (metro rail train, 5 minute walk at the most, my g/f and I are dropping from 2 cars to one car). Thanks for all the questions!

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,504.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510585	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510585. Member loan 510585 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Tri State Generation and Transmission	Debt-to-income ratio:	21.90%
Length of employment:	2 years	Location:	CRAIG, CO

Home town:
Current & past employers:	Tri State Generation and Transmission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I am looking to use this loan to buy a vehicle from a private seller. I am a good borrower because I always make my payments have never had a late payment, and I always try to get things paid off early. My monthly budget is very light, I am single and live alone. I don't have many debts and the few I do have I am paying off ahead of schedule My job security is second to none; I am an Operator at a power plant in Colorado. Borrower added on 05/07/10 > I have been working there for 3 Years, since I graduated college. during college I worked full at a restaurant as well attending school full time. Borrower added on 05/08/10 > I am looking to purchase a fuel efficient vehicle. eight months of the year I don't need a 4 wheel drive, and I'd like to use those eight months to reduce fuel usage.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,803.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510598	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510598. Member loan 510598 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Opticos Design Inc.	Debt-to-income ratio:	2.98%
Length of employment:	1 year	Location:	NAPA, CA

Home town:
Current & past employers:	Opticos Design Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > I'm trying to simplify my life and consolidate my debt into an installment loan and have it paid off faster! My credit cards are history after this is taken care of! Thanks for your help.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$553.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 510604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510604	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510604. Member loan 510604 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Liskow & Lewis	Debt-to-income ratio:	19.34%
Length of employment:	10+ years	Location:	New Orleans, LA

Home town:
Current & past employers:	Liskow & Lewis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > Please let me know whenit hits my account. Thanks

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	48
Revolving Credit Balance:	$30,157.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510654

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510654	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510654. Member loan 510654 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	NORCAL Mutual Insurance	Debt-to-income ratio:	24.56%
Length of employment:	3 years	Location:	Santa Rosa, CA

Home town:
Current & past employers:	NORCAL Mutual Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,666.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510675	$13,750	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510675. Member loan 510675 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	l v nails	Debt-to-income ratio:	22.85%
Length of employment:	6 years	Location:	saint louis, MO

Home town:
Current & past employers:	l v nails
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,862.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 510735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510735	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510735. Member loan 510735 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	EBSCO Publishing	Debt-to-income ratio:	18.24%
Length of employment:	< 1 year	Location:	PLAISTOW, NH

Home town:
Current & past employers:	EBSCO Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > We are building a new deck and sprucing up our back yard for the summer. Borrower added on 05/04/10 > We got married, and had a baby a year later, so now that we are home more we decided it's time to make a nice backyard for our son. I am fortunate enough not to have a rent or mortgage payment, so borrowing some money to invest in our home makes sense to me right now. I have never been late on a payment for anything, and have few personal bills. I work for a reputable, stable company, and look long term at employment. I was at my previous company for 6 years and made a switch for more stability now that I have a son.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,760.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 510748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510748	$20,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510748. Member loan 510748 was requested on May 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	PSS World Medical, Inc.	Debt-to-income ratio:	12.41%
Length of employment:	6 years	Location:	Fort Lauderdale, FL

Home town:
Current & past employers:	PSS World Medical, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,124.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510753	$6,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510753. Member loan 510753 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,500 / month
Current employer:	holman ford	Debt-to-income ratio:	18.47%
Length of employment:	10+ years	Location:	woodbury, NJ

Home town:
Current & past employers:	holman ford
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,273.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 510754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510754	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510754. Member loan 510754 was requested on May 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	AES	Debt-to-income ratio:	8.90%
Length of employment:	1 year	Location:	Alexandria, VA

Home town:
Current & past employers:	AES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	28
Revolving Credit Balance:	$8,296.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510757	$18,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510757. Member loan 510757 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Baker Tilly	Debt-to-income ratio:	16.45%
Length of employment:	2 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	Baker Tilly
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > My fiance and I got engaged in February and are planning a small destination wedding this December in New York (approx. 20 family members), and plan to hold a larger reception for local family, friends, and co-workers in January 2011 (approx. 200 guests). We have toured all venues and are currently in the process of placing first deposits on event spaces, caterers, etc. Due to the short engagement and upcoming payments, we would feel more comfortable taking a loan out rather than forcing our families and ourselves to empty out retirement savings or begin aggressive savings plans. We hope to plan the wedding as stress-free as possible, and applying for a loan would ensure piece of mind that all payments can be made timely, without the stress of living on a shoestring budget up until the wedding, and without the high interest rate of credit cards. As background, my fiance and I work together at Baker Tilly, an accounting and advisory firm. He has been with Baker Tilly for 3 years as a CPA and I for 2 as the Office Manager. Combined we make just over $108K annually. Had we a longer engagement, I would not doubt we could save enough money for the wedding. But since we are getting married in 7 months from today, we are looking to borrow $18K of the $30K it will cost for the entire wedding (New York and home). Feel free to send any questions regarding this loan my way, and I will be more than happy to answer them!

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,730.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510779	$7,200	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510779. Member loan 510779 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,875 / month
Current employer:	deCarta Inc	Debt-to-income ratio:	2.02%
Length of employment:	< 1 year	Location:	SAN JOSE, CA

Home town:
Current & past employers:	deCarta Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I've relocated to Silicon Valley to work as a Systems Administrator. Coming from Michigan has been a huge step up. I'm well-established at my job, and have already vastly exceeded the rather low bar set by my predecessor. However, I'm saddled with the rent payments on my old apartment through the end of the lease term, as the contract requires payment of rent through the end of the lease with no release provisions. Paying two rents every month has been unpleasant. I have 7 months left on the old apartment. This loan will let me pay off the rent, and spread the payments out to make paying it off much easier. This also guarantees my long term financial well-being. Once the old lease has expired, I will be able to accelerate loan repayment. I anticipate paying off this loan at least 6-12 months early.

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,399.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510794	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510794. Member loan 510794 was requested on May 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Prime Advisors	Debt-to-income ratio:	11.17%
Length of employment:	< 1 year	Location:	Issaquah, WA

Home town:
Current & past employers:	Prime Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/01/10 > I am looking to consolidate two high interest credit cards. Let me know if you have any questions. Thanks in advance for your help!

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,387.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510815	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510815. Member loan 510815 was requested on May 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	FirstEnergy	Debt-to-income ratio:	10.22%
Length of employment:	10+ years	Location:	Madison, OH

Home town:
Current & past employers:	FirstEnergy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/01/10 > Plan on paying off credit cards and reduce debt. All in good standing and want to keep it that way. Also adding more variety to credit history to increase FICO even more.

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,936.00	Public Records On File:	1
Revolving Line Utilization:	55.70%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 510829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510829	$8,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510829. Member loan 510829 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	CAL FIRE	Debt-to-income ratio:	10.17%
Length of employment:	8 years	Location:	RAMONA, CA

Home town:
Current & past employers:	CAL FIRE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,219.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 510837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510837	$2,400	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510837. Member loan 510837 was requested on May 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	Financial Freedom	Debt-to-income ratio:	24.98%
Length of employment:	4 years	Location:	DECATUR, GA

Home town:
Current & past employers:	Financial Freedom
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$7,030.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 510844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510844	$3,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510844. Member loan 510844 was requested on May 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Mt sinai hospital	Debt-to-income ratio:	10.25%
Length of employment:	10+ years	Location:	new york, NY

Home town:
Current & past employers:	Mt sinai hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	56
Revolving Credit Balance:	$8,493.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 510848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510848	$6,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510848. Member loan 510848 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Renfro Hot Tubs	Debt-to-income ratio:	11.22%
Length of employment:	7 years	Location:	Doylestown, PA

Home town:
Current & past employers:	Renfro Hot Tubs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,868.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 510886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510886	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510886. Member loan 510886 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Dakota Retail Technologies	Debt-to-income ratio:	10.97%
Length of employment:	5 years	Location:	SIOUX FALLS, SD

Home town:
Current & past employers:	Dakota Retail Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Home improvements like fence, irragation system.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,589.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510921	$25,000	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510921. Member loan 510921 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Owensboro Medical Health System	Debt-to-income ratio:	11.82%
Length of employment:	6 years	Location:	Owensboro, KY

Home town:
Current & past employers:	Owensboro Medical Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > Business loan for marketing new product Borrower added on 05/04/10 > new, patented respiratory care product

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	43
Revolving Credit Balance:	$10,556.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 510968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510968	$7,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510968. Member loan 510968 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	McCormick & Co., Inc.	Debt-to-income ratio:	8.43%
Length of employment:	10+ years	Location:	Baltimore, MD

Home town:
Current & past employers:	McCormick & Co., Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,001.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 510973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510973	$10,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510973. Member loan 510973 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Excent	Debt-to-income ratio:	3.76%
Length of employment:	2 years	Location:	CUMMING, GA

Home town:
Current & past employers:	Excent
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	36
Revolving Credit Balance:	$50.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 510977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
510977	$6,225	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 510977. Member loan 510977 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,350 / month
Current employer:	Collin College	Debt-to-income ratio:	0.03%
Length of employment:	6 years	Location:	Plano, TX

Home town:
Current & past employers:	Collin College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	72
Revolving Credit Balance:	$19.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 511023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511023	$3,200	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511023. Member loan 511023 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	VickiLee's	Debt-to-income ratio:	4.91%
Length of employment:	10+ years	Location:	Norton, MA

Home town:
Current & past employers:	VickiLee's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > We will be eliminating mold,and painting the porch, and adding a security system.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	8
Revolving Credit Balance:	$262.00	Public Records On File:	1
Revolving Line Utilization:	7.10%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511038	$4,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511038. Member loan 511038 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Sentinel Integrity Solutions	Debt-to-income ratio:	6.15%
Length of employment:	1 year	Location:	Albany, GA

Home town:
Current & past employers:	Sentinel Integrity Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > Prior to working with Sentinel I was employed by Team Industrial Services for several projects. As the projects are complete I move on to the next one. I am and have been a contract inspector since 1996, with the exception of a 9 year stint with Procter and Gamble. Borrower added on 05/03/10 > I really wanted to build a nice media room in my apartment, being that when I'm not working I rest, and watch movies and sporting events. Due to the gulf disaster I may not have time to enjoy it for a good while! Borrower added on 05/03/10 > I forgot to include that I put a minimum of 40% of my income in retirement and a disaster fund. Since wanting furniture and surround sound does not even remotely constitute an emergency, here I am.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	30
Revolving Credit Balance:	$12,666.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511053

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511053	$8,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511053. Member loan 511053 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Graham Packaging	Debt-to-income ratio:	13.58%
Length of employment:	10+ years	Location:	TIMBERVILLE, VA

Home town:
Current & past employers:	Graham Packaging
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,089.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511054	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511054. Member loan 511054 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:		Debt-to-income ratio:	0.45%
Length of employment:	9 years	Location:	Brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > I am a successful graphic designer and art director of 9 years. I run my business from home and also work from time to time at prominent advertising agencies as a "full-time freelancer". I'd be happy to provide you with my resume, professional references and online portfolio of work, upon request. I became interested in photography several years ago and have slowly been teaching myself and taking classes in my free time. I have a strong desire to switch careers as I have always had a passion for visual storytelling, as well as a desire to make a difference by doing meaningful work. I am having difficulty building up a strong portfolio and gaining the required level of experience to make the career jump to photographer, however, as I work 40 hours a week and thus cannot take on a full-time apprenticeship or internship, or attend a four year college program. I am applying for a loan as I would like to attend the highly acclaimed Maine Media Workshops' Photography Residency, from June 2 through August 28. The loan would cover the cost of tuition ($7,900) and living expenses/room and board (approx. $3,000) for the duration of the residency program. The Residency will provide me with eight week-long workshops, followed by four weeks of one-on-one mentoring with faculty.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$791.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511113	$3,400	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511113. Member loan 511113 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	Inwell	Debt-to-income ratio:	10.76%
Length of employment:	3 years	Location:	Spring, TX

Home town:
Current & past employers:	Inwell
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$158.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511115	$14,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511115. Member loan 511115 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Army Fleet Support	Debt-to-income ratio:	15.63%
Length of employment:	1 year	Location:	Ozark, AL

Home town:
Current & past employers:	Army Fleet Support
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > I plan to use the funding to play off a credit card bill I used for a family emergency a few years ago...I am a very good borrower, because I usually pay my loans on time..My monthly budget is 3500! Whats ironic is my, monthly payment is as much as the credit card bill I been paying for 3 years..Only this time, in 3 years or less I'll be done..My job is extremely stable, I am an Aircraft Mechanic at the largest helicopter flight school in the U.S... Thanks

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,966.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511131	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511131. Member loan 511131 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,750 / month
Current employer:	Fresenius Medical care	Debt-to-income ratio:	22.92%
Length of employment:	10+ years	Location:	Chula Vista, CA

Home town:
Current & past employers:	Fresenius Medical care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I am a regestered nurse with a very stable job..I have worked for the same company for a total og 12 yrs. I am going to use this monry along with 18,000 of my own to consolidate debts..I have a good credit score and always pay my bills on time. Borrower added on 05/04/10 > Sorry for the mispelling above. My fingers are apparently too large for my laptop keyboard...

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,385.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 511137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511137	$10,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511137. Member loan 511137 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Correctnet	Debt-to-income ratio:	10.31%
Length of employment:	4 years	Location:	Brentwood, NY

Home town:
Current & past employers:	Correctnet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,036.00	Public Records On File:	1
Revolving Line Utilization:	73.40%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511144	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511144. Member loan 511144 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Lunera Lighting	Debt-to-income ratio:	23.04%
Length of employment:	3 years	Location:	Smithfield, RI

Home town:
Current & past employers:	Lunera Lighting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > If necessary, I could get one of my parents to co-sign. But ideally, I would want the responsibility solely on myself, because they are my expenses, therefor my debt to pay back.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,359.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511157	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511157. Member loan 511157 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	Bechtel	Debt-to-income ratio:	10.00%
Length of employment:	10+ years	Location:	Pueblo, CO

Home town:
Current & past employers:	Bechtel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > The purpose of this loaned is to payoff a credit card and give me a little bit of money to fix up one of my properties for resale. Once sold I will use the proceeds to payoff all of my other debts except this one and my mortgage. Currently the property is making money every month. I just need a little money to get it ready for sale ($3000). I bought it before the market was overpriced, and I have positive equity in it. Thanks for your interest in this loan. I'll be glad to answer any additional questions you may have.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	29
Revolving Credit Balance:	$27,032.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511160

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511160	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511160. Member loan 511160 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	20.35%
Length of employment:	2 years	Location:	Mahopac, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > consolidate

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,570.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511167	$6,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511167. Member loan 511167 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Fredonia Central School	Debt-to-income ratio:	21.26%
Length of employment:	10+ years	Location:	Perrysburg, NY

Home town:
Current & past employers:	Fredonia Central School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/02/10 > Looking to use funds for a spider trike/moped/scooter to lower my transportation costs. The $ I save on fuel will pay for the purchase over the three years. I have never missed a payment on any previous or current loan and don't plan on starting now!.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,399.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511232	$24,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511232. Member loan 511232 was requested on May 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Actus Lend Lease	Debt-to-income ratio:	9.77%
Length of employment:	< 1 year	Location:	Honolulu, HI

Home town:
Current & past employers:	Actus Lend Lease
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,540.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511258	$22,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511258. Member loan 511258 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	WellStar Health System	Debt-to-income ratio:	15.16%
Length of employment:	1 year	Location:	Acworth, GA

Home town:
Current & past employers:	WellStar Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Hello! Just wanted to give some background to my loan request. I am a registered nurse who has worked for over 10 years in the same field. I have very good credit and I've never not paid a bill! I own my car and I own property that were both paid off early. I've been paying on my mortgage for over five years with no problems as well. While I've usually carried a little credit card debt, this past fall I had a baby that had to spend two weeks in the NICU after she was born and had some residual health issues that didn't allow me to return to work for three months and cost us over $12K in medical bills. While I had budgeted for being out on maternity leave for a while, there was no indication that there were any issues with the baby, so I had no idea that was going to hit us. We survived on savings and credit, but now I'm ready to get those lines of credit paid off in a reasonable amount of time without giving all my money to the banks in interest charges. I appreciate your consideration and would be happy to answer any questions that you may have. Thanks!

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	64
Revolving Credit Balance:	$46,265.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511274	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511274. Member loan 511274 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,510 / month
Current employer:	City of Broken Arrow	Debt-to-income ratio:	10.75%
Length of employment:	2 years	Location:	Coweta, OK

Home town:
Current & past employers:	City of Broken Arrow
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > This will be used to retile our bathroom. Our home was built in 1978 and has the original tile in the master bath. It's beginning to fall off the shower walls. While I do have one late payment on my credit report, it was 15 months ago and a complete oversight. I was changing bank accounts and that account was overlooked in the transition. I have all of my bills automatically withdrawn every month. I have been in my current position for 2 years after 10 previous years with another company. I was laid off 2 1/2 years ago when the economy took a turn for the worst.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	15
Revolving Credit Balance:	$12,957.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511289	$7,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511289. Member loan 511289 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	The University of Texas at Tyler	Debt-to-income ratio:	7.64%
Length of employment:	4 years	Location:	Tyler, TX

Home town:
Current & past employers:	The University of Texas at Tyler
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,261.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511300	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511300. Member loan 511300 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Med Tech Solutions	Debt-to-income ratio:	15.38%
Length of employment:	< 1 year	Location:	tulsa, OK

Home town:
Current & past employers:	Med Tech Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I am purchasing a mobile billboard truck, with advertisers already lined up. They will start as soon as the truck is purchased. I have a 788 credit score, and have budgeted to pay this loan off near the end of summer. The funds I am requesting will be used to purchase the truck, paint it and get it on the road. Thanks!

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,452.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 511319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511319	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511319. Member loan 511319 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Timothy S. Ashburner, CPA	Debt-to-income ratio:	10.62%
Length of employment:	10+ years	Location:	Norwich, CT

Home town:
Current & past employers:	Timothy S. Ashburner, CPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > Pay off credit card and car loan. This will reduce current monthly payment.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,612.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511339	$7,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511339. Member loan 511339 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	City of North Port	Debt-to-income ratio:	16.99%
Length of employment:	3 years	Location:	CLEARWATER, FL

Home town:
Current & past employers:	City of North Port
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Ready to finally end my debt! I'm always on time paying my balance for the month. Want to be done in three years!

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	35
Revolving Credit Balance:	$17,905.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511358	$22,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511358. Member loan 511358 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	NYU School of Medicine	Debt-to-income ratio:	4.46%
Length of employment:	6 years	Location:	Astoria, NY

Home town:
Current & past employers:	NYU School of Medicine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Thank you everyone for your interest and investments. I have been with my current employer for 6+ years in a very stable position, I have received 5 promotions in that time and just received another which i will start next week. Borrower added on 05/05/10 > I recently tied the knot and want to pay off my existing debt with one payment at a comfortable interest rate so I can focus on building my medical billing business. Medical billing is a business I have been in for 9+ years and have become very proficient in. I recently received my CPC and graduated class valedictorian in a class of 200 in the professional school I had attended.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,303.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511364	$25,000	19.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511364. Member loan 511364 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:		Debt-to-income ratio:	1.16%
Length of employment:	10+ years	Location:	chicago, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I am self employed, in a construction business. I do remodel basements, kitchens, bathrooms, and so on. I am planing to build a deck and make second entrance to the attic. I just started renting first level of my house at 800 a month, but I need funds to do that projeckt so I can rent also second level. I plan on repaying that loan in a year at the most two.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	82
Revolving Credit Balance:	$88.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 511371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511371	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511371. Member loan 511371 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Leslie S. Kaya, CPA	Debt-to-income ratio:	10.65%
Length of employment:	9 years	Location:	Honolulu, HI

Home town:
Current & past employers:	Leslie S. Kaya, CPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I would like the lower fixed rate loan to eliminate all my credit card balances at much higher rates. My monthly income after taxes is between $1800 - $1900, while my monthly expenses are at most between $800 - $900. This leaves me more than enough disposable income to more than pay the monthly payments.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,347.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511377	$24,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511377. Member loan 511377 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ted Kim	Debt-to-income ratio:	0.77%
Length of employment:	10+ years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	Ted Kim
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I am purchasing my 1st home and this loan is to cover the remaining balance that I need to pay the house in FULL, with NO mortgage payments. Currently, I am paying $1825 per month on rent but when I move into my new home I will not have rent or mortgage to pay. I also purchased 2 vehicles (One in 2008, the other in 2009), all in cash, so I do have collateral. Borrower added on 05/05/10 > Initially, my request for a loan was $24,500. I needed $22K to pay the remaining balance of the purchase of my new home. However, my family has decided to fund me whatever the remaining balanced owed if I do not get the full amount on the loan. I am hoping to get at least $12K so I don't take all of my parent's savings. It's basically a win - win situation for me and any investor who will fund me a loan.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,262.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 511388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511388	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511388. Member loan 511388 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:		Debt-to-income ratio:	19.39%
Length of employment:	8 years	Location:	Ocala, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > I am self-employed as a property manager (residential, and commercial), real estate broker, and in real estate marketing (internet). The monthly income given is from property management activities only - as the others aren't as consistent. The money is going to be used to add an office onto my home. In the past I've paid as much at $1,200 monthly to have an office that was used just to have an address, and somewhere to do paperwork - as 99% of my clients are met at properties instead of my office. The past three months, I've been working out of my kitchen, which doesn't allow for a lot of productivity. Since space is limited in my home, I'm adding an office on, that I see as an investment in the home, and after 3 years I'll be saving the monthly office rent. My credit has no delinquencies - and my monthly expenses are as follow: $1,050 (mortgage - owe $156k, worth $180k), vehicle $550 (owe $15k - worth $30k), credit cards I pay $530, minimum payment is $400 (owe about $9k - both are interest only until November, at which time, I'm hoping they will be paid down substantially), electric $200, water $60, insurance car/health - $220, internet/phone/cable - $150 - cell phone $110, misc (trash, etc) $100. The addition is going to be be performed by a local contractor who has submitted a bid, and was chosen on both his experience and past experiences. Please feel free to ask any questions. Thank you. Borrower added on 05/03/10 > Correction: The addition is going to be performed by a local contractor who has submitted a bid, and was chosen on both his experience and price. I should also mention that I own a variety of non-income producing investment properties (raw land). The majority of these were purchased over the past 5-6 years for 25-50% of current market value. The values given are very conservative and current with the economic conditions and recent sales. I have 8 - .25 acre lots in Northern Michigan worth about $1,000 each, 3 lots in NE Oklahoma worth $2,000 each, a 2 acre lot in Northern Georgia worth $45,000, a commercially zoned 1/2 acre parcel in Central Florida worth $75,000, six .25 acre lots in Central Florida worth $5,000 each. Although my income easily allows me to make the payment, I plan on selling 8-9 of the lower valued properties over the next 3 years, to help me pay off the loan slightly faster (estimating a 2-2.5 year term before repaid in full).

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,130.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511390

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511390	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511390. Member loan 511390 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Eurest Services	Debt-to-income ratio:	2.68%
Length of employment:	2 years	Location:	SAN PEDRO, CA

Home town:
Current & past employers:	Eurest Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,327.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511401	$12,250	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511401. Member loan 511401 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,777 / month
Current employer:	Two River Community Bank	Debt-to-income ratio:	22.90%
Length of employment:	4 years	Location:	ASBURY PARK, NJ

Home town:
Current & past employers:	Two River Community Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Thank you for your interest. My purpose for this loan request is to consolidate 3-4 high interest rate credit cards. The average APR exceeds 20%. Having one payment at a lower fixed rate is better. Please review my credit details. I have a good credit score with no delinquencies or adverse conditions. I am a recent BA in Business Administration/Management/Marketing graduate. My current employer has been my source of income throughout college; I have been with the company full-time for 5 years this fall. I welcome questions and will try to reply within 24 hours. Thanks again for your interest.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,026.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 511417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511417	$19,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511417. Member loan 511417 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	Chicago Public Schools	Debt-to-income ratio:	23.21%
Length of employment:	10+ years	Location:	Chicago, IL

Home town:
Current & past employers:	Chicago Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I had a couple of setbacks the last couple of years that put me in a bind. I had a car accident on Halloween 2007 and my truck was stolen this past New Year's Eve in New Orleans, LA. I want to be debt free again in 24 months!!!

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,534.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 511422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511422	$1,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511422. Member loan 511422 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	van galder bus co.	Debt-to-income ratio:	4.80%
Length of employment:	4 years	Location:	janesville, WI

Home town:
Current & past employers:	van galder bus co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	58
Revolving Credit Balance:	$5,588.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511440	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511440. Member loan 511440 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	apple metro inc	Debt-to-income ratio:	5.10%
Length of employment:	3 years	Location:	yonkers, NY

Home town:
Current & past employers:	apple metro inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > good afternoon, i need my loan as quick as possible to pay stuff off and remodel. I have a stable job for 3 years making 36,000 a year. I can pay off the loan with no problems at the rate given. If the rate can be given at a lower rate it will be better, if not what was given is fine. My monthly budget for the loan is no more then 511.00 a month given, I honestly need this money ASAP please. please contact me as soon as my loan is ready. thanks. Yakira Borrower added on 05/04/10 > this loan will be used to help pay off credit cards i have open and use towards remodeling a business i am trying to open. So as you can see, i need your help getting this loan approved ASAP. I will really appreciate if it be funded to me by the end of May. Thanks so much!!!

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,936.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511441	$8,500	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511441. Member loan 511441 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:		Debt-to-income ratio:	7.80%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,367.00	Public Records On File:	1
Revolving Line Utilization:	61.90%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511454	$3,000	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511454. Member loan 511454 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Tempest Telecom Solutions	Debt-to-income ratio:	3.64%
Length of employment:	4 years	Location:	OXNARD, CA

Home town:
Current & past employers:	Tempest Telecom Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,428.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 511457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511457	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511457. Member loan 511457 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	21.14%
Length of employment:	2 years	Location:	HAVERTOWN, PA

Home town:
Current & past employers:	University of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I am just looking for a loan to make some home improvements, I didnt want to use a bank because their interest is ridiculous so I thought I would try this option out. I am a stable and employed male who has good credit and will NOT default on this or any loans. Thanks for taking the time to invest in me. Scott Borrower added on 05/07/10 > Borrower added on 05/04/10 > I am just looking for a loan to make some home improvements, I didnt want to use a bank because their interest is ridiculous so I thought I would try this option out. I am a stable and employed (never been unemployed for the past 7 years) who has good credit and will NOT default on this or any loans. I have worked very hard to get my credit score to where it is today and would not jeopardize that score by being late or defaulting on this loan. Thanks for taking the time to read my application and investing in me

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,780.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511487	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511487. Member loan 511487 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Mitel	Debt-to-income ratio:	23.01%
Length of employment:	7 years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	Mitel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > This loan will help me to pay off high intrest credit cards in a short amount of time. I have been with the same company for 7 years and have a stable income.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,421.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511499	$9,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511499. Member loan 511499 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,100 / month
Current employer:	Commonwealth of Pennsylvania	Debt-to-income ratio:	20.77%
Length of employment:	4 years	Location:	New Britain, PA

Home town:
Current & past employers:	Commonwealth of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > Asking for this loan to help offset the cost of an upcoming wedding.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$296.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511500	$6,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511500. Member loan 511500 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,792 / month
Current employer:	Santa Rosa Cty School Board-Jay HS	Debt-to-income ratio:	23.69%
Length of employment:	10+ years	Location:	Cantonment, FL

Home town:
Current & past employers:	Santa Rosa Cty School Board-Jay HS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > We plan to get rid of some small accounts that are open. We are good borrowers due to the fact that we have never been late on payments and if it was late, it was by accident. My wife and I are very secure in our jobs.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	27
Revolving Credit Balance:	$10,871.00	Public Records On File:	1
Revolving Line Utilization:	63.60%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511520	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511520. Member loan 511520 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,923 / month
Current employer:	Activision (Radical Entertainment)	Debt-to-income ratio:	16.77%
Length of employment:	10+ years	Location:	Bellingham, WA

Home town:
Current & past employers:	Activision (Radical Entertainment)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	46
Revolving Credit Balance:	$11,609.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511528

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511528	$6,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511528. Member loan 511528 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:		Debt-to-income ratio:	2.59%
Length of employment:	n/a	Location:	Clearwater, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Need loan for to buy home. Borrower added on 05/04/10 > I sold my home in Florida, and buying a newer one. Borrower added on 05/04/10 > I have a one bedroom home and want to buy a 2 bedroom when my grandchildren come to visit, I always pay my bills on time, I am retired and receive Retirement pay. Borrower added on 05/05/10 > I want to buy a 2 bedroom home, I wiil have know problem with the monthly payments. Borrower added on 05/05/10 > I hope to have the money soon, so I can move this weekend.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	12
Revolving Credit Balance:	$2,917.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511579	$12,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511579. Member loan 511579 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	J and B Restaurant Partners	Debt-to-income ratio:	18.93%
Length of employment:	10+ years	Location:	COMMACK, NY

Home town:
Current & past employers:	J and B Restaurant Partners
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I have a very stable job and just need to get rid of some old debt on a couple of credit cards with high interest rates. Due to some medical issues i had to spend a bit of money on treatments and medications which just was added onto old debt from when I was younger. The monthly payment is not the issue...I pay them off, but as everyone knows with the high rates its so hard to get that balance down. I am trying to start saving more and hopefully this will help!

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	32
Revolving Credit Balance:	$23,864.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 511586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511586	$24,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511586. Member loan 511586 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,322 / month
Current employer:	IBM	Debt-to-income ratio:	3.72%
Length of employment:	9 years	Location:	New York, NY

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,901.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511589	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511589. Member loan 511589 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	comunity charter school of cambridge	Debt-to-income ratio:	13.04%
Length of employment:	< 1 year	Location:	MALDEN, MA

Home town:
Current & past employers:	comunity charter school of cambridge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I am responsible and paY loans off timely

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,258.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511658	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511658. Member loan 511658 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Siemens	Debt-to-income ratio:	20.24%
Length of employment:	10+ years	Location:	River Ridge, LA

Home town:
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,314.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511753	$9,250	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511753. Member loan 511753 was requested on May 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	u.s. Army	Debt-to-income ratio:	23.93%
Length of employment:	7 years	Location:	fort huachuca, AZ

Home town:
Current & past employers:	u.s. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/03/10 > Simple loan to make payments easier while deployed.

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	6
Revolving Credit Balance:	$12,487.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 511758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511758	$4,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511758. Member loan 511758 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Providence Community Services	Debt-to-income ratio:	14.34%
Length of employment:	2 years	Location:	Torrance, CA

Home town:
Current & past employers:	Providence Community Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I would like to use this loan to consolidate my credit card debt. I have never made a late payment because I feel very responsible towards my debt. I'm very reliable because as a Finance professional I'm commited to keeping my budget under control and I'm doing this to avoid the higher interests that credit card companies are putting on my balances because of this economy. I would really appreciate your help! Borrower added on 05/04/10 > I have 4 credit cards with a total balance of $4500 and I would like to pay them off, this is really important for me at 26 to avoid debt as much as possible in the future, I'm making a commitment Not to add to the current debt amount and will get rid of my cards. This has taken a toll as a young adult and I believe I have learned from this experience. Please help me. Borrower added on 05/05/10 > I just want to say Thank You to all who have invested in me, this is a great support system. And once I pay everything back for this loan, instead of borrowing I will like to eventually invest to help people like you have done for me. =)

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,592.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511803	$18,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511803. Member loan 511803 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,800 / month
Current employer:	KKC EXPRESS	Debt-to-income ratio:	3.48%
Length of employment:	3 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	KKC EXPRESS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > TO START A TRUCKING BUSINESS

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	3
Revolving Credit Balance:	$6,249.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511819	$7,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511819. Member loan 511819 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,950 / month
Current employer:	vidpro corp	Debt-to-income ratio:	4.97%
Length of employment:	5 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	vidpro corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,253.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 511835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511835	$9,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511835. Member loan 511835 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Dept. of Veterans Affairs	Debt-to-income ratio:	11.32%
Length of employment:	4 years	Location:	Salt Lake City, UT

Home town:
Current & past employers:	Dept. of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	47
Revolving Credit Balance:	$5,188.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511838

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511838	$8,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511838. Member loan 511838 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Olde Mill Resort	Debt-to-income ratio:	20.71%
Length of employment:	3 years	Location:	Dugspur, VA

Home town:
Current & past employers:	Olde Mill Resort
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > This loan is for a Suzuki Boulevard M109R Cruiser.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511853	$19,200	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511853. Member loan 511853 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Dean Foods	Debt-to-income ratio:	19.34%
Length of employment:	4 years	Location:	Windsor, CO

Home town:
Current & past employers:	Dean Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > This will be used to consolidate my higher interest rate credit cards (19% and 24%) and get them paid off. I have a very secure job, an annual bonus of 20% of my salary, and can guarantee I will not default on this loan.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$228.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511866	$10,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511866. Member loan 511866 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:		Debt-to-income ratio:	1.81%
Length of employment:	3 years	Location:	Meeker, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,207.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 511889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511889	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511889. Member loan 511889 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Perimeterwatch Technologies	Debt-to-income ratio:	11.35%
Length of employment:	3 years	Location:	elmhurst, NY

Home town:
Current & past employers:	Perimeterwatch Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I really need a loan to pay for my wedding. Borrower added on 05/04/10 > Wedding Expenses

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,196.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511905	$10,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511905. Member loan 511905 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Bionic	Debt-to-income ratio:	15.27%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	Bionic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > The funds will be used to expand a successful martial arts franchise. I am an extremely driven and focused individual due to my discipline and training. My current job as a top motion graphics designer is very stable and will allow me to repay this loan comfortably."Discipline is the bridge between goals and accomplishment. "

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$249.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 511908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511908	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511908. Member loan 511908 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Technicolor Creative Services	Debt-to-income ratio:	19.27%
Length of employment:	3 years	Location:	Panorama City, CA

Home town:
Current & past employers:	Technicolor Creative Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I have 4 C.C.s that I'd like to consolidate. Most importantly, the transmission in my car died about a month ago so about 25% of this loan is going into fixing it rather than getting a new vehicle, I would much rather get all my debt into a single payment and my car fixed than acquiring a $16K+ debt that would come with a new vehicle. Borrower added on 05/05/10 > I have 4 C.C.s that I'd like to consolidate. Most importantly, the transmission in my car died about a month ago so about 25% of this loan is going into fixing it rather than getting a new vehicle, I would much rather get all my debt into a single payment and my car fixed than acquiring a $16K+ debt that would come with a new vehicle.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,808.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511909	$6,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511909. Member loan 511909 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Micro Control Systems, Inc.	Debt-to-income ratio:	20.99%
Length of employment:	10+ years	Location:	Fort Myers, FL

Home town:
Current & past employers:	Micro Control Systems, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I want to use these funds to consolidate two specific debts that I have. I am a very dependable person, I pay most of my bills thru auto-pay well before they are due. I work for a growing firm that manufactures industrial computers for large HVAC/R systems and we distribute worldwide. I am in charge of the manufacturing division and I have been there for over 10 years. I have not been late on any of my bills for years. My job is very secure and you will have no problems with me. Please feel free to ask any questions you may have.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1980	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,588.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511934	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511934. Member loan 511934 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	GE	Debt-to-income ratio:	18.95%
Length of employment:	< 1 year	Location:	Cheshire, CT

Home town:
Current & past employers:	GE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Over an 8 year period I accrued some $30,000 in credit card debt while attending undergrad, and later, law school. The legal job market has been particularly difficult to break into (even the Harvard, Yale and Stanford kids are having trouble), but after nearly a year of searching, I have landed firmly in a fantastic position with seemingly endless room for growth, and a more-than-decent starting salary. I have paid off about $5k toward my debt in the past 4 months, however a large percentage of that money went toward interest. My average APR is somewhere near 26 percent, though I have not missed a payment in more than four years. I am wholeheartedly committed to paying down this debt in full within the coming 36 months. After that, I hope to become an investing member of LendingClub. If you have any questions or would like further details, please ask! Thank you for having faith in me. Borrower added on 05/04/10 > In an attempt to make this process as easy as possible, I have read through many current loan applications that are undergoing funding. I've found that lenders often would like to know the names, balances, and APRs of cards that borrowers intend to pay down/pay off with the loan funds received from LendingClub. To that end, I have placed that information below. LENDER BAL APR MIN PYMT Time to Pay off@ MIN PYMT Discover $4,425 @29.99 - minimum $134 - 18 years Chase $5,725 @20.24 - minimum $154 28 years GM Card $10,727 @ 22.90 - minimum $311 29 years MBNA (BoA) $4,918 @26.24 minimum $153 25 years The total of my minimum payments on these cards is currently $752. I *always* pay at least this much, but sometimes more. For example, I paid an extra $2000 toward the above-referenced Discover card in February. In response, Discover (understandably) accepted the money and reduced my credit line by $2k. The new payment on the loan I am seeking from LendingClub would be under $900 per month. In just THREE years, I will have paid off 95 percent of the four loans found above. This will be accomplished simply by paying $150 per month above my current minimums! 3 Years through LendingClub vs. 20+ years through the credit card companies is a "no-brainer" for me. One last thing I would like to mention. I have noticed that LendingClub members often worry that a prospective borrower will pay off the loan ahead of schedule. At this time, it is my intention to take the full 36 month term to pay off the loan I am seeking. If I receive substantial raises over the next two years, I might then decide to accelerate repayment. Full Disclosure =) Thank you again. Borrower added on 05/05/10 > Edited to add: My loan payment--if granted--from LendingClub will actually only be $832/month. This is just $80 more than my current monthly minimums as described above. I had previously stated I would be paying $150 per month above my current monthly minimums, so this makes the LendingClub loan option even more advantageous! Borrower added on 05/07/10 > I have just submitted my pay stub and employment verification information to LendingClub Home Office. Hopefully they will update my status to verified/approved shortly!

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	31
Revolving Credit Balance:	$26,220.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511941	$5,500	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511941. Member loan 511941 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	EverGreen, division of RealPage, Inc.	Debt-to-income ratio:	14.33%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	EverGreen, division of RealPage, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > This loan is to pay off 2 credit cards with high interest rates. I have a history of paying on time, and have a very stable job. I have been with the company for close to 4 years. This loan will more than likely be paid in less than 3 years. In a given month I make over $2,000. After rent and related bills I have about $800 for the month. The remaining monthly income goes toward living expenses and payments on the 2 credit cards.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,312.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 511961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511961	$13,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511961. Member loan 511961 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	University of Florida	Debt-to-income ratio:	10.70%
Length of employment:	3 years	Location:	Gainesville, FL

Home town:
Current & past employers:	University of Florida
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Duties at my job: ~Communication Coordinator ~Coordinate GRT Unit Grants Specialists Meetings ~Coordinate GRT Staff Meetings ~Assist in Development of the GRT Wiki ~Assist in Print Material Preparation ~Assist in Building Tutorials/Lesson Modules in Adobe Captivate ~Develop Flow Charts in Microsoft Visio ~Maintain GRT Office SharePoint ~Maintain GRT Meetings SharePoint ~Assist in Award Data Requests ~Log and Assist with Incoming Proposals Borrower added on 05/05/10 > I plan to use the loan funds to consolidate my revolving credit balances. Along with my cash on hand I will be carrying no balances on my credit cards. I am very honest, trustworthy, and creditable. I have appropriately managed my credit since 2004 and have always paid my debts. I have worked with the University of Florida for 3+ years. I have a great relationship with my Boss and co-workers. I have positioned myself in my job to be indispensable as I have taken on essential responsibilities. I have a very stable job. I have been recommended by several co-workers on LinkedIn.com. Below you will find my three recommendations. I have replaced my real name with "American Investor." "American Investor worked tirelessly in this position. He put in long hours, and always kept the best interests of the students in mind. American Investor is not afraid to voice new ideas, and is always developing new ideas to solve problems." ???American Investor and I worked together as the first Legislative Team Director's of the Santa Fe College Student Government. As colleagues we conducted the first ever successful Gainesville City Commission Debate Forum. I enjoyed working with American Investor to advance favorable legislation on behalf of our student body. American Investor will be a jubilant asset to any organization!??? ???I choose American Investor as my running mate because he was a very hard worker and always wanted to try new ideas that would help our students. He had a keen business sense that came in handy while we worked for legislative issues in our states capital.???

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,077.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 511973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
511973	$5,000	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 511973. Member loan 511973 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	US Air Force	Debt-to-income ratio:	11.33%
Length of employment:	10+ years	Location:	Valdosta, GA

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Loan to cover cash settlement awarded as part of divorce. Military officer for over ten years, have not been late on any payment in over 10 years, stable job and income, but simply depleted cash savings and do not wish to put remainder of settlement on credit card or HELOC.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,643.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512000	$17,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512000. Member loan 512000 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,144 / month
Current employer:	Community Health Resurces	Debt-to-income ratio:	18.85%
Length of employment:	< 1 year	Location:	WATERFORD, CT

Home town:
Current & past employers:	Community Health Resurces
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Trying to consolidate credit card payments into one lump sum payment to be able to pay off what is owed more quickly and efficiently

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,910.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512001	$6,525	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512001. Member loan 512001 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,515 / month
Current employer:		Debt-to-income ratio:	12.49%
Length of employment:	< 1 year	Location:	Chicopee, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	16
Revolving Credit Balance:	$27,317.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512005	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512005. Member loan 512005 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Acento Advertising	Debt-to-income ratio:	5.94%
Length of employment:	< 1 year	Location:	los angeles, CA

Home town:
Current & past employers:	Acento Advertising
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Thank you in advance for reading. I am looking for a loan to pay off higher interest rate credit cards and also to pay the IRS of some unexpected back taxes due from 2008. I am a good borrower because I take my credit very seriously and have always made every payment on time. I have a stable work history and my income is verifiable. Thanks again!

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,260.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512022	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512022. Member loan 512022 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Extreme Networks	Debt-to-income ratio:	17.77%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	Extreme Networks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,106.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512024	$2,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512024. Member loan 512024 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$100,000 / month
Current employer:	Wellington Management Company	Debt-to-income ratio:	0.95%
Length of employment:	4 years	Location:	Braintree, MA

Home town:
Current & past employers:	Wellington Management Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$7,081.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512027	$6,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512027. Member loan 512027 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Cannonball Agency	Debt-to-income ratio:	12.17%
Length of employment:	1 year	Location:	St. Louis, MO

Home town:
Current & past employers:	Cannonball Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Hi - I'm looking for a little help so I can focus on my custom invitation LLC which formed in August 2009. There have been no start-up funds to speak of so it's been difficult to gain momentum. My salaried budget consists mostly of my general living expenses, which doesn't leave a lot of room for supplies, marketing, and especially tweaking the business' website (which could be quite a big expense for e-commerce) I have been working as a pre-press artist within an agency setting for companies such as Mary Engelbreit, Lowe's & Anheuser Busch/InBev (just to name a few) for the past 5 years. I want to be able to focus some time, energy and funds on my own business, illustration and design work and this will help me get things really rolling! The agency where I am currently employed at aired 5 SuperBowl spots this year! I am no fool when it comes to advertising and promotions, just am young and lacking funds to do things the RIGHT way, the way they should be done applied to my own business. Please help?

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,778.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512033	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512033. Member loan 512033 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	TWOHEY PLUMBING	Debt-to-income ratio:	19.20%
Length of employment:	5 years	Location:	OREANA, IL

Home town:
Current & past employers:	TWOHEY PLUMBING
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > The reason I am applying for this loan is that I want to build a garage on my property ,and need the money to do so. I have a very good credit score and pay all the loans I have or have ever had on time and with the accordance of the loan. I am a licenced plumber and have a very stable job. My monthly budget is substantial enough to handle and pay back this loan.Thank you!

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	76
Revolving Credit Balance:	$9,479.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 512041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512041	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512041. Member loan 512041 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	State of Alabama	Debt-to-income ratio:	15.19%
Length of employment:	6 years	Location:	Birmingham, AL

Home town:
Current & past employers:	State of Alabama
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	76
Revolving Credit Balance:	$17,268.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512042	$21,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512042. Member loan 512042 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	10.04%
Length of employment:	1 year	Location:	UNIONVILLE, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I will be using the funds to hire highly qualified Master Instructors from Korea to help with over 200 students in the Academy. I am confident to repay the funds with the steady income I have with my business. I am also confident that I will reach my goal of a steady 300 membership in the Academy. My monthly income is about $30,000 and my total expenses including rent, utility, car payment and insurance, phone and internet bills, business expenses, and employee salaries total up to $14,860 Borrower added on 05/04/10 > I plan to use the funds to hire highly qualified Master Instructors to teach over 200 students I currently have in the School. I am a good borrower because I am confident that I will have no issues in repaying back the fact I have a very strong steady income each month. I am confident that I will reach my goal of 300 memberships by the end of the year.. my monthly income is about $28,000. My totat expenses including rent, utility, car and insurance, phone and internet, academy expenses, instructor salary is $15,860 Borrower added on 05/05/10 > THE SECOND NARRATIVE IS THE CORRECT ONE.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	6	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,042.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512045	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512045. Member loan 512045 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Vincent J Russo and Associates	Debt-to-income ratio:	16.39%
Length of employment:	10+ years	Location:	WESTBURY, NY

Home town:
Current & past employers:	Vincent J Russo and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,440.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512071	$5,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512071. Member loan 512071 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:		Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	york, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > THIS LOAN IN ADDITION TO MY OWN MONEY AND MONEY FROM MY PARTNER WILL BE USED TO OPEN A TATTOO AND ART GALLERY I HAVE BEEN IN THE TATTOO INDUSTRY FOR 6 YRS AND MY PARTNER HAS BEEN FOR 16YRS HE IS AN AWARD WINNING ARTIST, PUBLISHED, AND NATIONALLY RENOWNED, WE HAVE A HUGE CLIENTELE WAITING FOR THE DOORS TO OPEN...WE INTEND TO HAVE 4 ARTISTS A PIERCER AND AROUND A DOZEN INDEPENDENT ARTISTS WORKING FOR THE STUDIO, WITH THE TATTOOING INDUSTRY EXPLODING INTO MAIN STREAM POPULARITY AND BECOMING MORE WIDELY EXCEPTED DUE TO TELEVISION SHOWS LIKE MIAMI INK AND LA INK THIS IS THE BUSINESS TO BE IN, WITH A LOW OVERHEAD COST OF OPERATION, AND NO HOURLY WAGES THIS INDUSTRY IS ALL PROFIT, I HAVE MY BACHELORS IN BUSINESS MANAGEMENT AND I AM MORE THAN CONFIDENT THAT THIS BUSINESS WILL MAKE MORE THAN 150,000 A YR AND HAS POTENTIAL TO MAKE TRIPLE THAT...TATTOO ARTISTS MAKE BETWEEN 50 AND 300 DOLLARS PER HOUR WHICH OUR STUDIO COLLECTS BETWEEN 50 AND 70 PERCENT OF...ALONG WITH CLOTHING SALES TATTOO MERCHANDISE AND ART AS ANOTHER REVENUE SOURCE, WE WILL BE OPEN 12 HRS A DAY 7 DAYS A WEEK, I OWN A HAIR SALON, I BOUGHT INTO A SALON THAT HAD BEEN PRE ESTABLISHED AND WAS IN OPERATION FOR 20 YRS, THATS GOING GREAT AND I KNOW THIS WILL DO EVEN BETTER, I NEVER MISS ANY PAYMENTS ON ANYTHING...EVER! IF YOU NEED A MORE IN DEPTH BUSINESS PLAN JUST ASK...AND THANKS FOR YOUR CONSIDERATION... Borrower added on 05/05/10 > i would also like to personally thank everyone who has invested in me

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512077	$3,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512077. Member loan 512077 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	15.20%
Length of employment:	n/a	Location:	Westfield, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > When will the money be deposited.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	28	Months Since Last Delinquency:	4
Revolving Credit Balance:	$680.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512106	$19,200	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512106. Member loan 512106 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,958 / month
Current employer:	HP Enterprise Services	Debt-to-income ratio:	8.31%
Length of employment:	1 year	Location:	RIVERVIEW, FL

Home town:
Current & past employers:	HP Enterprise Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I've paid down a $30,000 credit card debt. Now just over $19,000 to go! Why should the credit card companies get my interest when you can? Borrower added on 05/04/10 > I work for HP Enterprise Services at US Special Operations Command, MacDill, A.F.B. as a SharePoint/Web Developer (software engineer). Last year I developed and launched US SOCOM's new public site at www.SOCOM.mil. Borrower added on 05/04/10 > Over $11,000 of my debt is in two closed credit card accounts. Now the interest rate on one has changed to over 19%! Paying such a high rate is crazy and will just lengthen the pay off time. It makes good financial sense for me to seek a consolidated loan at a lower rate. Borrower added on 05/06/10 > I've been a professional software engineer for 20 years and am a Microsoft Certified Solution Developer plus a Microsoft Certified Technical Specialist.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	13
Revolving Credit Balance:	$8,124.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512139	$14,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512139. Member loan 512139 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,953 / month
Current employer:		Debt-to-income ratio:	19.93%
Length of employment:	n/a	Location:	CUDAHY, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > IM WORK PER COSTCO WARESALE FROM 09/30/1987.I HAVE MORE THAN 22 YEARS $ 20,50 PER HR+$ 8,000.00 BONUS PER YEAR.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	43
Revolving Credit Balance:	$10,941.00	Public Records On File:	1
Revolving Line Utilization:	93.80%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512147	$14,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512147. Member loan 512147 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	UPS	Debt-to-income ratio:	22.24%
Length of employment:	6 years	Location:	Carpentersville, IL

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I'm an investor rehabing properties which have 65 LTV, this loan is used for short-term only for rehab.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,540.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512167	$12,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512167. Member loan 512167 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Roger George Rentals	Debt-to-income ratio:	22.47%
Length of employment:	9 years	Location:	NORTH HOLLYWOOD, CA

Home town:
Current & past employers:	Roger George Rentals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,345.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512169	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512169. Member loan 512169 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Richardson Manufacturing Company	Debt-to-income ratio:	16.45%
Length of employment:	6 years	Location:	SPRINGFIELD, IL

Home town:
Current & past employers:	Richardson Manufacturing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I plan to use 100% of the loan towards turning my current debt accounts into one manageable account. I was asked a question by a current member about listing my debts. I took too long and timed out when submitting my answer, when I logged back in neither my answer nor the question is showing up. Please resubmit and I will answer in a more timely manner. I know I am capable of handling the responsibility of this loan. As it stands I am paying individual payments totaling over $600 a month and have not missed a payment and do not plan to. Although I am paying such an amount, it is dispersed over many accounts and my overall debt is not reflecting the hard work I am trying to put into it. My employer is a locally owned business that has been here for nearly 65 years and are not going anywhere soon. I honestly hope they are around for another 65 as I hope to remain with them until my retirement times comes. I appreciate everyone taking the time to review my loan request. Thank You

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,613.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512172	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512172. Member loan 512172 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Edist Inc	Debt-to-income ratio:	12.69%
Length of employment:	3 years	Location:	Ringwood, NJ

Home town:
Current & past employers:	Edist Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I need to consolidate cc. I am a responsible person and will pay every month.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,192.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512178	$15,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512178. Member loan 512178 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	big o tires	Debt-to-income ratio:	17.25%
Length of employment:	6 years	Location:	belgrade, MT

Home town:
Current & past employers:	big o tires
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,457.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512184

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512184	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512184. Member loan 512184 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,011 / month
Current employer:	Quik Stop Markets Inc	Debt-to-income ratio:	15.22%
Length of employment:	10+ years	Location:	FREMONT, CA

Home town:
Current & past employers:	Quik Stop Markets Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	7
Revolving Credit Balance:	$61,764.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512191	$11,500	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512191. Member loan 512191 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	World of Jeans and Tops	Debt-to-income ratio:	10.90%
Length of employment:	2 years	Location:	irvine, CA

Home town:
Current & past employers:	World of Jeans and Tops
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > I am a responsible, intelligent individual that is looking to reduce some debt. One of my worst decisions was to take out a CashCall loan for a relative and now I am stuck with it. I have good credit, I have never been late on a payment and refuse to let my credit go bad. I take full responsibility and vow to pay off all my debt.

A credit bureau reported the following information about this borrower member on May 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,051.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 512220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512220	$23,200	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512220. Member loan 512220 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Wachovia Bank	Debt-to-income ratio:	21.05%
Length of employment:	5 years	Location:	Buford, GA

Home town:
Current & past employers:	Wachovia Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Raised as an orphan, getting through life has not been easy but now that I am in my 30's, things are finally coming together. I am now in my fifth year working as a Private Banker for Wells Fargo, I just finished my MBA, just passed my Series 7 exam and am starting a CFP program with a local University in the next few weeks. I have accumulated some serious debt over the years trying to get through school and would be so relieved to have that pressure alleviated so that I can finish my CFP and not feel so guilty about the price that all this has cost me. I know that over 70% of the homeless people on the streets today were foster children that aged out of care and I am so grateful that I have made it this far and have been able to beat the odds. Thank you for your consideration, funding this loan would help me greatly to get to the next step.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,528.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512236	$24,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512236. Member loan 512236 was requested on May 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	IgGAmerica	Debt-to-income ratio:	18.40%
Length of employment:	3 years	Location:	Plano, TX

Home town:
Current & past employers:	IgGAmerica
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/04/10 > Due to some recent personal changes, I need this loan for assistance to get back on track. I will soon be listing my home for sale. I hope to sell quickly and pay this loan off in full in a timely manner when that happens. I have had the same career for over 10 years. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,795.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512258	$4,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512258. Member loan 512258 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:		Debt-to-income ratio:	14.90%
Length of employment:	n/a	Location:	LEAGUE CITY, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I receive $1180 per month social security disability. I have $200 a month expenses. I plan to use this loan to pay off credit card debt.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,121.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512266	$6,200	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512266. Member loan 512266 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	dominos pizza	Debt-to-income ratio:	7.50%
Length of employment:	1 year	Location:	milledgeville, GA

Home town:
Current & past employers:	dominos pizza
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I always pay my bills on time. Currently I have no expenses that need to be paid therefore I can pay the required amount or more every month. I plan on using the money to pay off a couple of my credit cards and the rest to get my car fixed.

A credit bureau reported the following information about this borrower member on May 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,352.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 512301

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512301	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512301. Member loan 512301 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	UConn Health Center	Debt-to-income ratio:	4.62%
Length of employment:	6 years	Location:	Tolland, CT

Home town:
Current & past employers:	UConn Health Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	78
Revolving Credit Balance:	$8.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512306	$24,250	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512306. Member loan 512306 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	La Fiesta Mexican Restaurant	Debt-to-income ratio:	19.16%
Length of employment:	10+ years	Location:	GARY, TX

Home town:
Current & past employers:	La Fiesta Mexican Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,696.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512307	$14,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512307. Member loan 512307 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,558 / month
Current employer:	GENERAL ELECTRIC	Debt-to-income ratio:	10.60%
Length of employment:	10+ years	Location:	WATERTOWN, MA

Home town:
Current & past employers:	GENERAL ELECTRIC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Plan to use funds to payoff credit cards that have had interest rates raised. Always pay bills on time. Have worked at the same place for 15 years. Borrower added on 05/06/10 > No car payments and 1 loan that I want to consolidate with this money.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	33
Revolving Credit Balance:	$11,457.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512319	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512319. Member loan 512319 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bank of America	Debt-to-income ratio:	11.42%
Length of employment:	< 1 year	Location:	Sarasota, FL

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Loan will be used to fund tuition/expenses for MS/Finance Graduate Degree from Texas Tech University. Will be attending Fall 2010. Currently work for Bank of America and will transfer to local branch near TTU Campus. BoA does provide tuition reimbursement, but the amount will not come close to covering cost of tuition. Please feel free to ask any questions.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,208.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512321	$24,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512321. Member loan 512321 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Western New York Law Center	Debt-to-income ratio:	20.44%
Length of employment:	2 years	Location:	BUFFALO, NY

Home town:
Current & past employers:	Western New York Law Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Loan will be used to payoff and consolidate outstanding debt

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,997.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512335	$6,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512335. Member loan 512335 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Intersections Inc.	Debt-to-income ratio:	23.38%
Length of employment:	2 years	Location:	Ashburn, VA

Home town:
Current & past employers:	Intersections Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I am using this to pay off a credit card that currently has an APR of 19%. Borrower added on 05/05/10 > why - I am getting rid of my debt. I can afford the payments now with my current financial situation but hate the fact that I'm paying 19% on one of my credit card. Most of my debt was accrued finishing school how - My employment situation allows me to pay this loan off. budget- mortgage -350 land lease -850 utilities -150 renter +600 credit card -900 student loan -200 pay check +3200 car 0 (paid - 2005 Toyota good condition) job stability - Good. I have been on the job for 3+ years (IT). The company is doing well even in the current environment. Company: Intersections, Inc.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,125.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512336	$16,750	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512336. Member loan 512336 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:		Debt-to-income ratio:	10.75%
Length of employment:	n/a	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > The loan is for a family business in San Diego, California. We are going to open a mobile restaurant that offers "finger foods" and a variety of beverages at all of the San Diego beaches. The money will help to pay for the purchase of a customized trailer which will be used with social media marketing techniques, which will help to minimize our costs. The income I reported is from a job that I will be starting in July, and supplemented by my parent's income.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,185.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512340	$5,500	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512340. Member loan 512340 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Comcast	Debt-to-income ratio:	13.00%
Length of employment:	8 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I plan to use the funds to consolidate some debt. My credit is very good to excellent. I have a stable job that i have been at for 8 years and my company has consistently produced a profit even in the worst economy we've ever seen.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 512341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512341	$8,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512341. Member loan 512341 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:		Debt-to-income ratio:	23.15%
Length of employment:	< 1 year	Location:	Fairfield, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am a divorced mother of 2 small children (6 & 5). I had a good job until the financial meltdown last year. As a recruiter, my services were not in demand given the tremendous lay-offs taking place within the finance industry and across the board. I am well-educated w/ a Masters degree from a top-tier institution which I believe is a relevant piece of info re: the legitimacy of my request. My employment future is once again bright. Recruiters are now being sought and I am in the final interview stage at 2 Fortune 100 firms. In the meantime, I have had a consultant/contract recruiting role since January which is not salary based. One of my major issues - I need to clean up my immediate/pressing debt as the firms I am interviewing with do detailed credit checks. Once I was laid off, I immediately went into survival mode esp as I was simultaneously going through an extremely arduous & expensive divorce due to an abusive relationship (the divorce lasted for 1 yr & the length surpassed my layoff date by 4 months). A small amount of alimony/child support was ordered for a period of only 6 mos (ended in December, 2009). I live in an area of the country where the standard of living is high-there is no option to move given my divorce settlement. I sold my engagement ring & wedding band, sentimental family pieces of jewelry & my car (I bought a used vehicle that is somewhat of a lemon). I exhausted my 401k & I also took on a roommate. I had assistance by family members but that help has come to an end. My current debt: -Credit card debt (accumulated about 2 years ago - my credit card accounts are now closed and/or I cut them up. I am on 'hardship re-payment plans for the credit cards but the interest rates are still high. I only own one debit card). -4 months of nursery school tuition (nursery schools in my area are private). -Childcare 2-3 days/wk so I can perform the duties of my contract position. -My health insurance lapsed last month & during the time I was w/o health insurance, I fell & crushed a bone in my foot resulting in exorbitant bills. -2 months rent in my current rental & 2 months rent on previous rental (the latter rent amount is in collections and this is my largest debt - $4,100) -My bsmn't flooded in a recent storm & decimated many personal items. More importantly and an immediate priority involved having to pay for potential mold issues via air purification units as my son suffers from asthma and allergies. -My life insurance is about to lapse which is a necessity as a single mother w/ 2 children. -Automobile costs - my alternator and fuel pump failed at the exact same time resulting in $1k+ of costs. A note on my background: I was always well employed. During the course of my marriage, we owned 3 separate homes over a period of 8 years. I had a credit score in the area of 740+. The divorce, lay-off and short amount of time re: alimony payments has crushed my financial well being. My full intention is to re-pay the loan promptly each month via savings from my current contract role (the amount is enough to cover the monthly loan amount). I hope to have a full-time, salaried job in the very near future. I ask my LendingClub peers to please consider my case. Thank you - I appreciate your time.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1975	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	43	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,028.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512384	$22,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512384. Member loan 512384 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	WellPoint	Debt-to-income ratio:	13.15%
Length of employment:	9 years	Location:	Glendale, CA

Home town:
Current & past employers:	WellPoint
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Recently promoted and looking to pay off debt ASAP. Lower rate and locked in payment will help me lower my revolving balance. Currently have no issues paying off debt and double minimum payment for all balances.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,703.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512397

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512397	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512397. Member loan 512397 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Northwestern Mutual	Debt-to-income ratio:	15.37%
Length of employment:	10+ years	Location:	Capistrano Beach, CA

Home town:
Current & past employers:	Northwestern Mutual
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	46
Revolving Credit Balance:	$4,669.00	Public Records On File:	1
Revolving Line Utilization:	46.80%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512406	$11,200	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512406. Member loan 512406 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	Las Vegas Wranglers Hockey	Debt-to-income ratio:	12.49%
Length of employment:	7 years	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	Las Vegas Wranglers Hockey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I use a personal American Express card for business expenses that will show large charges. These business amounts are paid in full monthly and are not part of of my personal monthly living expenses.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	31
Revolving Credit Balance:	$49,625.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512414	$8,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512414. Member loan 512414 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:		Debt-to-income ratio:	18.40%
Length of employment:	< 1 year	Location:	Valencia, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > With this loan we hope to get a used car, pay off a higher interest loan, and some small medical bills.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	24
Revolving Credit Balance:	$597.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512424	$7,500	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512424. Member loan 512424 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:		Debt-to-income ratio:	12.51%
Length of employment:	8 years	Location:	Newtonville, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Just trying to get a better rate than the credit card companies are offering. I am NEVER late or miss payments!!!

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,484.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512427	$8,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512427. Member loan 512427 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	aep river ops	Debt-to-income ratio:	5.61%
Length of employment:	8 years	Location:	grantsville, WV

Home town:
Current & past employers:	aep river ops
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,881.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 512445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512445	$18,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512445. Member loan 512445 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,259 / month
Current employer:	Edward Jones	Debt-to-income ratio:	17.97%
Length of employment:	3 years	Location:	Missoula , MT

Home town:
Current & past employers:	Edward Jones
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I will be paying off a 30k credit card debt with the loan. I hope that this will increase my credit score. Borrower added on 05/05/10 > No

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$127,532.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512458	$13,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512458. Member loan 512458 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	CBS Radio	Debt-to-income ratio:	18.03%
Length of employment:	5 years	Location:	Santa Monica, CA

Home town:
Current & past employers:	CBS Radio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,960.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512461	$25,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512461. Member loan 512461 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Calvert Wire	Debt-to-income ratio:	19.10%
Length of employment:	6 years	Location:	Whittier, CA

Home town:
Current & past employers:	Calvert Wire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I intend to have the loan paid back within 1-2 years. This loan would be to consolidate outstanding balances to prepare for my goal of home ownership. As I have been instructed it is currently in my best interest to pay down outstanding revolving debt to make my current acceptability more attractive. This process is in the opening stages and your assistance is step one in getting myself in line for my future financial goals. Borrower added on 05/07/10 > Calvert Wire & Cable is a major wire distributor in the United States & Canada. Calvert Wire is a division of Wesco Distribution. Calvert is the sales channel that supports the sell of wire and cable for electrical distribution with major Contractors, OEM, Government, and Utility projects. The company is publicly traded and currently does 5 billion plus dollars annually. My employment history with Wesco is nearing 6 years. Borrower added on 05/07/10 > My position title with Calvert is: Western Regional Inside Salesman. My position territory currently covers Alaska, Washington, Oregon, California, Nevada, New Mexico, Arizona, and Hawaii. My role with Calvert is to quote, and sell wire and cable needed on projects to the various Wesco branches with in my territory. I must create, and maintain a strong sales relationship with the members of the Wesco sales force.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,022.00	Public Records On File:	1
Revolving Line Utilization:	60.90%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512497	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512497. Member loan 512497 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Quiznos Subs	Debt-to-income ratio:	6.57%
Length of employment:	3 years	Location:	Ponte Vedra, FL

Home town:
Current & past employers:	Quiznos Subs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Purpose Of Loan -- Pay for College Classes, Consolidate Car loan and Personal Debt into one monthly payment. -- My Company reimburses for school but only after the completion of course, thus looking to apply for tuition fee in advance.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,999.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512499	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512499. Member loan 512499 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	B&K Snow Removal and Lawn Care LLC	Debt-to-income ratio:	2.99%
Length of employment:	5 years	Location:	janesville, WI

Home town:
Current & past employers:	B&K Snow Removal and Lawn Care LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	57	Months Since Last Delinquency:	17
Revolving Credit Balance:	$378.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 512508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512508	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512508. Member loan 512508 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Zynga	Debt-to-income ratio:	23.50%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Zynga
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > The loan enable me to pay off my credit card debt. Borrower added on 05/06/10 > Feel free to ask me any question regarding this loan. As this is mostly for paying off my credit card and also funeral of my wife's family. I am assure you that, you are in a safe hand with this loan.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,239.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512512	$9,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512512. Member loan 512512 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	VBCPS	Debt-to-income ratio:	13.08%
Length of employment:	5 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	VBCPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Secure employment, pay on time. Very good history with creditors. Wedding and new home this year, looking to consolidate credit card debt in to one monthly payment.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,255.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512528

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512528	$3,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512528. Member loan 512528 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	LA Boxing	Debt-to-income ratio:	11.69%
Length of employment:	2 years	Location:	Lombard, IL

Home town:
Current & past employers:	LA Boxing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,441.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512535	$8,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512535. Member loan 512535 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	BankofAmerica	Debt-to-income ratio:	24.63%
Length of employment:	4 years	Location:	Ridgewood, NY

Home town:
Current & past employers:	BankofAmerica
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > What makes me a good borrow is that I pay on time and I always pay more than what it is ask for. I have a stable job at Bank of America which I have been with for over 4 years and moving to another position as a manager which will increase my salary. My monthly net income is more than my monthly debt so I have a great cushion in between. I also plan on paying back the loan under 2 years as well. If you have any questions please fill free.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,143.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512549	$6,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512549. Member loan 512549 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	LVMH	Debt-to-income ratio:	5.91%
Length of employment:	4 years	Location:	Newburgh, NY

Home town:
Current & past employers:	LVMH
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,918.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512561	$8,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512561. Member loan 512561 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	VCH Holdings	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	maple grove, MN

Home town:
Current & past employers:	VCH Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512562	$2,500	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512562. Member loan 512562 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Dept. of Public Health - KY	Debt-to-income ratio:	4.38%
Length of employment:	9 years	Location:	frankfort, KY

Home town:
Current & past employers:	Dept. of Public Health - KY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I'm simply looking to not pay a bank and to lower my rate. I'm already making payments on time, every month but there's no sense in them getting the interest, you should get it. I hold a middle income job and get paid every two weeks. I live conservatively. I want to pay off debt faster!

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,342.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512580	$22,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512580. Member loan 512580 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	AMERICAN FURNITURE WAREHOUSE	Debt-to-income ratio:	16.26%
Length of employment:	3 years	Location:	PEYTON, CO

Home town:
Current & past employers:	AMERICAN FURNITURE WAREHOUSE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I have never missed or have any late payments on my credit report,,this loan will finally combine all bills and will be debt free in less than 3 years--with exception of my house..>I am actually a lender with proser.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,295.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512595	$7,200	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512595. Member loan 512595 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	RSM McGladrey	Debt-to-income ratio:	15.86%
Length of employment:	4 years	Location:	Anaheim, CA

Home town:
Current & past employers:	RSM McGladrey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I just paid off a loan in the amount of $4,014 which I don't think it has updated on my credit report. I got this loan for 18 months with no interest and I have paid it off before the due date.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,219.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512619	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512619. Member loan 512619 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bristol School Department.	Debt-to-income ratio:	12.96%
Length of employment:	4 years	Location:	RIVERSIDE, RI

Home town:
Current & past employers:	Bristol School Department.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Thank you for all your help.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,898.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 512628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512628	$5,600	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512628. Member loan 512628 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Technical Safety Services, Inc.	Debt-to-income ratio:	23.27%
Length of employment:	2 years	Location:	Berkeley, CA

Home town:
Current & past employers:	Technical Safety Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Currently residing with relatives as we pool resources for a home renovation leading up to the sale of the property. I am applying for this loan to supplement our family's investment into this project, with the intention of increasing our asking sale price, as we intend to sell in early summer. Our main concern is to have the proper funds to ensure the project is completed to inspection standards and to our own satisfaction. I have a stable job of two and a half years; In addition, my wife has income from a part-time job, and my mother-in-law (who we reside with) is also employed full-time as a teacher in a nearby school. Borrower added on 05/06/10 > Home values in Berkeley have not been hit as hard as those in surrounding areas. Solid, attractive home improvement projects increase sale prices by a substantial amount. A neighbor recently sold his home for $5k over asking price simply through staging. We hope to increase our asking price over our appraisal by $15K-25K.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,484.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512638	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512638. Member loan 512638 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:		Debt-to-income ratio:	0.72%
Length of employment:	n/a	Location:	Palo Alto, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I had a passion for baking and have been taking orders online and making local deliveries. I would like to hire a few people my busy is really growning and buy a few baking items

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1976	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$208.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512640	$17,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512640. Member loan 512640 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Sanofi-Aventis Pharmaceuticals	Debt-to-income ratio:	13.14%
Length of employment:	8 years	Location:	Plainfield, NJ

Home town:
Current & past employers:	Sanofi-Aventis Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > My father passed away 4 weeks ago and I've had to pay medical and funeral expenses for him. Also, I am in graduate school and have had some expenses there also.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,740.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512647	$4,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512647. Member loan 512647 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	National Weather Service	Debt-to-income ratio:	13.77%
Length of employment:	10+ years	Location:	Ventura, CA

Home town:
Current & past employers:	National Weather Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$80,915.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512652	$8,400	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512652. Member loan 512652 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,550 / month
Current employer:	National Semiconductor	Debt-to-income ratio:	8.96%
Length of employment:	< 1 year	Location:	SAN JOSE, CA

Home town:
Current & past employers:	National Semiconductor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > How do you plan to use the funds? Late last year I was hit head on by an uninsured drunk driver. Even though I had medical insurance my medical bills still totaled over $10k. I plan to use the majority of these funds ($6600) to pay off this debt which is currently at 21.9%. The remaining funds I intend to pay off my credit card debt which is approximately $1600 at 29.4%. I believe by combining these two debts into one it will allow me to pay them off quicker, and by doing that it would help me put this accident behind me and move on. What makes you a good borrower? I am a very responsible person. Other than the two debts above I have a car loan of $19600 at 4.25% (because I had to replace my wrecked car), and I have an outstanding student loan in repayment from college. I believe in paying cash for as much as possible and am not one to overindulge in things I can???t afford. How stable is your job? I have a very stable job with a large company that has been around for over 50 years. I am the Event and Tradeshow Manager here in the Silicon Valley, and currently manage 35+ events and tradeshows a year. I tend to be a positive ???can do??? type of person and I think this reflects in the events that I do, as well as my work ethic.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,461.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512656	$19,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512656. Member loan 512656 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,050 / month
Current employer:	Denton County	Debt-to-income ratio:	22.44%
Length of employment:	10+ years	Location:	Alvord, TX

Home town:
Current & past employers:	Denton County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Consolidate debts to quickly pay them off. Borrower added on 05/05/10 > Consolidate debts to quickly pay them off. We have never been late on a payment and certainly do not plan to start now. Thank you so much for your consideration.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,855.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512659	$11,200	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512659. Member loan 512659 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	22.27%
Length of employment:	< 1 year	Location:	New Orleans, LA

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I received an unexpected layoff which resulted in racking up some credit cards. Then I was underemployed for a while and was barely making minimums. Now my employment has stabilized and I'm clawing my way through to get everything paid off.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	5
Revolving Credit Balance:	$10,244.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512665

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512665	$2,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512665. Member loan 512665 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Santa Barbara City College	Debt-to-income ratio:	6.23%
Length of employment:	10+ years	Location:	Santa Barbara, CA

Home town:
Current & past employers:	Santa Barbara City College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,401.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512676	$5,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512676. Member loan 512676 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Xceed Financial Credit Union	Debt-to-income ratio:	19.50%
Length of employment:	1 year	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Xceed Financial Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Hello, I am looking to consolidate my credit card debt because I have some credit cards that have jumped to the 20+% range from the previous rate of 14%. I currently work for Xceed Financial Credit Union as a Specialist, where I work with the Business Development Officer to implement our products and services as a benefit to neighboring companies. I plan to term the loan out for the full 3 years if attained. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,876.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 512692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512692	$10,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512692. Member loan 512692 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:		Debt-to-income ratio:	8.57%
Length of employment:	10+ years	Location:	lakeway, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1972	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	24
Revolving Credit Balance:	$467.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512697	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512697. Member loan 512697 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,308 / month
Current employer:	US Dept. of Labor	Debt-to-income ratio:	1.46%
Length of employment:	8 years	Location:	Kansas City, MO

Home town:
Current & past employers:	US Dept. of Labor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > I am an attorney for the US Govt. for 8 years. I have a steady income, and my wife is a school teacher with an annual income of $39,000. We would like to consolidate all of our debts into a single monthly payment in order to continue to build our future with 2 young children. We have never been late on a payment on any account and have excellent credit. We were unable to obtain a home equity line of credit due to the fact that our home's value has declined below the equity we have. Thank you for your consideration. Borrower added on 05/05/10 > I am an attorney for the US Govt. for the last 8 years. My income is extremely stable. My wife is a school teacher with an annual income of $39,000. We have 2 young children in daycare and would like to consolidate our debts into a single payment in order to build our savings. We are unable to gain a home equity loan due to the declining value of our home over the last 2 years. We thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on May 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,601.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512699	$5,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512699. Member loan 512699 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,473 / month
Current employer:	Sims Chevrolet	Debt-to-income ratio:	13.10%
Length of employment:	3 years	Location:	PAINESVILLE, OH

Home town:
Current & past employers:	Sims Chevrolet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$687.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512715	$3,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512715. Member loan 512715 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Carlisle FoodService Products	Debt-to-income ratio:	3.62%
Length of employment:	5 years	Location:	OKLAHOMA CITY, OK

Home town:
Current & past employers:	Carlisle FoodService Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$2,770.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 512716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512716	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512716. Member loan 512716 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	CHW Medical Foundation	Debt-to-income ratio:	13.18%
Length of employment:	< 1 year	Location:	FOLSOM, CA

Home town:
Current & past employers:	CHW Medical Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,051.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512739	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512739. Member loan 512739 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	SIEMENS DX	Debt-to-income ratio:	16.18%
Length of employment:	7 years	Location:	NEW CASTLE, DE

Home town:
Current & past employers:	SIEMENS DX
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Trying to pay off a high intrest credit card since 2005. your loan will help me get rid of this bill much quicker. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,163.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512740	$7,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512740. Member loan 512740 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	Braxton Financial LLC	Debt-to-income ratio:	19.94%
Length of employment:	5 years	Location:	Liberty Township, OH

Home town:
Current & past employers:	Braxton Financial LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$17,297.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512746	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512746. Member loan 512746 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Ford Motor Company	Debt-to-income ratio:	20.39%
Length of employment:	10+ years	Location:	White Lake, MI

Home town:
Current & past employers:	Ford Motor Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/05/10 > Hello, thank you for considering my loan. I will be using this loan to consolodate credit card debt into one easy monthly payment. Currently I am paying $1000 per month for the credit cards I will be paying off. Thus my monthly payment will be lower, and the interest rate for this loan is lower than all the cards. I am working a plan to get out of debt, and this loan will allow me to accelerate this plan by saving me approximately $150 per month on my monthly expenses. This extra $150 per month will be used to accelerate paying off my debt. I work for Ford Motor Company as a brake engineer, and I have been with Ford for 10 years. I am currently making just under $100k per year with Ford. My credit is excellent in the 720 - 730 range, and I have never had any sort of default on any form of credit. Thank you for considering my loan.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,305.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 512752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512752	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512752. Member loan 512752 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,700 / month
Current employer:	Devorah's Nursery	Debt-to-income ratio:	5.21%
Length of employment:	3 years	Location:	LAKEWOOD, NJ

Home town:
Current & past employers:	Devorah's Nursery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,591.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512756	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512756. Member loan 512756 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	CSU Northridge	Debt-to-income ratio:	15.00%
Length of employment:	6 years	Location:	NORTHRIDGE, CA

Home town:
Current & past employers:	CSU Northridge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Trying to get our of credit card debt.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,156.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512761	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512761. Member loan 512761 was requested on May 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	mohammed	Debt-to-income ratio:	13.58%
Length of employment:	2 years	Location:	weatherford, TX

Home town:
Current & past employers:	mohammed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$323.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512819	$5,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512819. Member loan 512819 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	AT&T	Debt-to-income ratio:	19.97%
Length of employment:	10+ years	Location:	SMILEY, TX

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Thank you for considering me. Oldest daughter Courtney (18) getting married. WOW time flies. Spur of the moment wedding so unplanned financially. I am stuck and need some help. Thank you again

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$18,950.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 512824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512824	$14,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512824. Member loan 512824 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,167 / month
Current employer:	Lahey Clinic	Debt-to-income ratio:	7.54%
Length of employment:	10+ years	Location:	Salisbury, MA

Home town:
Current & past employers:	Lahey Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I've found my perfect retirement home! I have money for a 15% down payment right now, but, I would like to continue to save throughout the summer to come up with 20% down so I avoid the evil P.M.I. Since the house has been on the market for awhile, the sellers are willing to delay closing until mid-August, which by that time I will have a 20% down payment. However, the sellers are not willing to contribute to the closing costs at all, and I will be short on that amount. Therefore, I am asking for help to come up with the eventual closing costs. I am asking to borrow a total of $14,000: closing costs of $11,000 and an additional $3,000 to consolidate my other Lending Club loan from 2 years ago (24 straight payments on time). My income is $122,000 per year, I have been working 35 years straight at the same hospital, my rent is $1400 per month, my only debts are: credit cards-- about $500 total; car loan $190/month; current Lending Club loan from 2 years ago at $253/month. Many thanks in advance.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	47	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,018.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512828	$14,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512828. Member loan 512828 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	saucon valley custom homes	Debt-to-income ratio:	7.71%
Length of employment:	9 years	Location:	mcadoo, PA

Home town:
Current & past employers:	saucon valley custom homes
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > hi there.i just wanted to say thanks to everybody who takes a look at my application.my girlfriend and i want to to a vacation and then plan are wedding.any amount between 5000-15000 is good.thanks much

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	47
Revolving Credit Balance:	$902.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 512858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512858	$7,275	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512858. Member loan 512858 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Babysitter	Debt-to-income ratio:	5.97%
Length of employment:	6 years	Location:	BLACKWOOD, NJ

Home town:
Current & past employers:	Babysitter
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Paying off credit card debt.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,581.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 512859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512859	$6,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512859. Member loan 512859 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	city of dixon	Debt-to-income ratio:	17.61%
Length of employment:	9 years	Location:	vacaville, CA

Home town:
Current & past employers:	city of dixon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > my employment in law enforcement is very stable at almost ten years of service and my personal integrity of re-paying on time, if not early, is consistent with my job ethics. i plan to use the funds to purchase a vehicle for my almost 16 year old son who has maintained 4.0 grade point average since the 7th grade. Borrower added on 05/07/10 > I would like to further add that last year my income earnings were at about $90,000 for the year. I have applied for his loan, using only my solo information. However, I wanted to add the fact I am married and my wife has secure employment of over five years with an annual earning of $80,000 of last year. Thank you for your time regarding my loan request.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1,694.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512895	$6,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512895. Member loan 512895 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	0.70%
Length of employment:	n/a	Location:	Springfield, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1974	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	58
Revolving Credit Balance:	$1,635.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512915	$24,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512915. Member loan 512915 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,167 / month
Current employer:		Debt-to-income ratio:	8.80%
Length of employment:	3 years	Location:	Hartford, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > The funds will be used to consolidate existing credit card balance and to satisfy upcoming credit card charges for tax year 2009. I am a self-employed IT-based consultant with an income over 170K a year. I was helping a family member with medical expenses over this past summer with the thought that I could catchup in time for tax season. The family member is now better, but I found myself short at tax time so I have placed the balance on my credit card. What makes me a good borrower is that my income exceeds my monthly expenses (roughly $3000 for rent, utilities, etc) and I have good credit. As far as income goes, I have both current and future projects scheduled for the year and beyond. Hopefully the fact that I could remain steadily employed as a consultant during the down economy will provide some comfort in my future earning potential as well.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1973	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$7,482.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512950	$23,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512950. Member loan 512950 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Western national	Debt-to-income ratio:	15.48%
Length of employment:	8 years	Location:	Houston, TX

Home town:
Current & past employers:	Western national
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I am consolidating all my high interest loans to make 1 easy payment. My wife and I had some financial difficulties several years ago, and accrued a lot of debt. We have paid back a large portion of it, and only have a few years left. With this loan, I will be able to lower my payment without extending my duration. I am current on my loans, and have not had any missed payments in years.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,940.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 512969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512969	$4,300	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512969. Member loan 512969 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Saturn Of Richmond	Debt-to-income ratio:	11.63%
Length of employment:	7 years	Location:	Midlothian, VA

Home town:
Current & past employers:	Saturn Of Richmond
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I want to pay off credit cards that have went up from 15% to 24%,I am very good about paying my bills. Borrower added on 05/07/10 > Thanks to all that trust in me !

A credit bureau reported the following information about this borrower member on May 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,197.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 512970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512970	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512970. Member loan 512970 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,604 / month
Current employer:	Lafarge North America	Debt-to-income ratio:	17.40%
Length of employment:	1 year	Location:	STERLING, VA

Home town:
Current & past employers:	Lafarge North America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Credit Card Debt Consolidation

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,459.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 512973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
512973	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 512973. Member loan 512973 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,844 / month
Current employer:	Rock Hill School district	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Rock Hill, SC

Home town:
Current & past employers:	Rock Hill School district
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Thanks for your help

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513012	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513012. Member loan 513012 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SAY San Diego	Debt-to-income ratio:	5.52%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	SAY San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > The loan is to help purchase a customized trailer for a family-owned mobile food business in San Diego, California. I currently work while also attending school; I will graduate with my bachelors degree in December. Because this is a family business we actually have multiple income sources and will have no trouble paying back the loan. I have excellent credit because my credit is and always has been very important to me - this loan will absolutely be paid back without difficulties. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513035	$1,800	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513035. Member loan 513035 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Forward Service Corporation	Debt-to-income ratio:	12.49%
Length of employment:	< 1 year	Location:	Wausau, WI

Home town:
Current & past employers:	Forward Service Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > After the new credit card laws were passed but before my my credit card rates were raised from 14.99% and 18.99% to 29.49% and 29.99%. These funds will immediately go towards paying those cards off. I have always made on time payments to all my lenders (student loans, credit cards and auto loan). I am excited to be able to pay the cards off with the assistance of the Lending Club. I have a steady full time job working for a non-profit organization. I assist low income individual in going back to college. My job is very rewarding. I make about 1550 in take home pay each month (after deductions for health and dental insurance, flexible (health) spending account and contributions to my 401k. My monthly bills/expenses are around $1000 a month. I hope to be able to use some of the money I will save by paying off my high interest credit cards to be able to pay off my lending tree loan even faster. Thanks for your support! Borrower added on 05/06/10 > First sentence should read: After the new credit card laws were passed but before they went into effect my my credit card rates were raised from 14.99% and 18.99% to 29.49% and 29.99%. Borrower added on 05/07/10 > I graduated in January 2007 with a bachelors in Psychology. I served 1 year as an AmeriCorps*VISTA volunteer. I worked in a inner city elementary school recruiting classroom volunteers from the community. I then worked as an administrative assistant for a community foundation. My long time boyfriend moved back to his hometown last spring for a new job. After several months of looking I was finally offered my current position. I really enjoy helping people further their education and as a result find better employment. I am open and available to all questions.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,630.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513065

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513065	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513065. Member loan 513065 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,250 / month
Current employer:	Jabat Inc.	Debt-to-income ratio:	8.51%
Length of employment:	4 years	Location:	Palm City, FL

Home town:
Current & past employers:	Jabat Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > payoff Credit Cards

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1980	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	56	Months Since Last Delinquency:	22
Revolving Credit Balance:	$7,952.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513069	$5,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513069. Member loan 513069 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,907 / month
Current employer:	U.S. Army	Debt-to-income ratio:	16.47%
Length of employment:	8 years	Location:	Irving, TX

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Loan for hotel Borrower added on 05/07/10 > This is from a hotel bill that occured. How long does this take? The bill is due, and I have to pay it soon. Thanks!

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,814.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513076	$11,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513076. Member loan 513076 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:		Debt-to-income ratio:	3.47%
Length of employment:	4 years	Location:	Santa Clara, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Looking to refinance my credit card w/ national city

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$948.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 513100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513100	$13,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513100. Member loan 513100 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Quick Chek Corp	Debt-to-income ratio:	9.10%
Length of employment:	2 years	Location:	North Bergen, NJ

Home town:
Current & past employers:	Quick Chek Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > i work full time in food chain store as assistant manager. i have high outstanding balances on my credit card which i like to pay off.and get a loan with 1 monthly payment would be great. Borrower added on 05/08/10 > i am really good in payments i always make my credit card payment and other bills on time i am never late on payments.... and i have very secure and stable job...i have set my limits of every month to pay my credit card and other bills but i can easily manage to pay atleast $500-$800 in payments if i get the requested loan amount.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,427.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513120

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513120	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513120. Member loan 513120 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,583 / month
Current employer:	IBM	Debt-to-income ratio:	8.12%
Length of employment:	8 years	Location:	RIVERSIDE, CA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Greetings. The money will be used to fund my son's school. I have a steady job with IBM for over 8 years now. I have been in this profession for over 22 years now. Thanks.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,421.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513134	$3,200	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513134. Member loan 513134 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	Madison Sherriffs	Debt-to-income ratio:	0.56%
Length of employment:	10+ years	Location:	Orange, VA

Home town:
Current & past employers:	Madison Sherriffs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Loan is to make home improvements. I plan to put a pool up and decking.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$502.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 513142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513142	$8,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513142. Member loan 513142 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	otis	Debt-to-income ratio:	24.89%
Length of employment:	4 years	Location:	andovef, NY

Home town:
Current & past employers:	otis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	30
Revolving Credit Balance:	$6,460.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513145	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513145. Member loan 513145 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Mountainview Hospital	Debt-to-income ratio:	13.58%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Mountainview Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I have been at my job 10 years and have worked as a nurse for 18 years. I have not been late on my house payment, and have payed off 3 cars. I am planning to use some of the money to further my education and become an R.N.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,905.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513150

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513150	$2,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513150. Member loan 513150 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:		Debt-to-income ratio:	8.79%
Length of employment:	n/a	Location:	Passaic Park, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,236.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513168	$6,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513168. Member loan 513168 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	HBO LATIN AMERICA PRODUCTION SERVICES LC	Debt-to-income ratio:	1.48%
Length of employment:	6 years	Location:	Pembroke Pines, FL

Home town:
Current & past employers:	HBO LATIN AMERICA PRODUCTION SERVICES LC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	13
Revolving Credit Balance:	$2,466.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513180	$9,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513180. Member loan 513180 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Macys Inc	Debt-to-income ratio:	10.00%
Length of employment:	3 years	Location:	Dover, NH

Home town:
Current & past employers:	Macys Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Life is better with boobs!

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	18
Revolving Credit Balance:	$5,020.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513189	$16,800	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513189. Member loan 513189 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	State College Borough	Debt-to-income ratio:	24.38%
Length of employment:	10+ years	Location:	Pleasant Gap, PA

Home town:
Current & past employers:	State College Borough
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Want To pay off three credit cards and a 29% loan. I am not late on payments and paying off all four loans frees up extra money. My job is very stable there is alot of work we do every day. Thank You for your time, Glenn

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,274.00	Public Records On File:	1
Revolving Line Utilization:	39.80%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 513225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513225	$6,100	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513225. Member loan 513225 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	fairfeild inn and suits	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	shumway, IL

Home town:
Current & past employers:	fairfeild inn and suits
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > i am trying to upgrade the outside of my house and make it look more presntable to the rest of the neiborhood by getting siding and a few new windows and this small loan would just do the trick. i would more then appreciate this loan and so would my house it needs a make over. Borrower added on 05/08/10 > my contractor just informed me that if i have the siding done by june 1,2010 he will wrap the outside of my windows with this new tin at no extra charge to me, but would raise the value of my home and change the looks of the overall apperance. so this is a win win for me if you help me with this loan cause i was going to have this done in a few years anyway and now i can have it done for the price of the siding.yahoo

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513245	$6,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513245. Member loan 513245 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Coretechs	Debt-to-income ratio:	20.05%
Length of employment:	< 1 year	Location:	Menlo Park, CA

Home town:
Current & past employers:	Coretechs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I need to have surgery and my insurance will not cover it because it's a pre-existing condition. I am a working professional with a 683 credit score, college grad, a person of integrity and need to get this surgery. .

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	35
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513261	$18,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513261. Member loan 513261 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Metraflex	Debt-to-income ratio:	8.69%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	Metraflex
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I'm planning to use this money on education and paying off my other debts, so I have only one debt. I'm a good borrower because I'm very responsible and organized, and because I believe in what is being done here and one day I'm planning on being an investor giving the opportunity. My job is very stable, I've been there for 6 years + and looking forward... Great company to work for!!!

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,074.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513262	$14,400	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513262. Member loan 513262 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Analysis Group Inc.	Debt-to-income ratio:	4.27%
Length of employment:	1 year	Location:	ORINDA, CA

Home town:
Current & past employers:	Analysis Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > Funds will be used to pay off high-interest credit card debt. Borrower added on 05/08/10 > Per a prospective lender's request, I sent e-mails to LendingClub, asking if they can verify my income. Hopefully this process can be completed quickly.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$127.00	Public Records On File:	1
Revolving Line Utilization:	6.30%	Months Since Last Record:	29
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513263	$6,600	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513263. Member loan 513263 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	c&t auto service and sears auto center	Debt-to-income ratio:	10.88%
Length of employment:	2 years	Location:	marlborough, MA

Home town:
Current & past employers:	c&t auto service and sears auto center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I am a mechanic and a single dad who works two jobs and am very responcible. I want this loan so I can afford to take some refresher courses, take some A.S.E tests and hopefully be certified, so that I can make more money at my career at the same time taking care of a nine months old baby girl who is my world. Also I need to purchase some specialty tools that will allow me to take on more difficult jobs and make more money.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,127.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513273	$11,200	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513273. Member loan 513273 was requested on May 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Xenon Investment Corp	Debt-to-income ratio:	6.15%
Length of employment:	2 years	Location:	los angeles, CA

Home town:
Current & past employers:	Xenon Investment Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/06/10 > I have an excellent credit score, and NEVER had a single late payment. I want to consolidate my credit card debt which averages 15% to a more reasonable 8%. I do not NEED the money, all my cash right now is tied up in stocks. I currently have $30,000 in stocks, which I could access at any time if I wanted. I also have $10,000 in my bank account.

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,292.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513316	$24,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513316. Member loan 513316 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	unlimited prosthetics	Debt-to-income ratio:	1.02%
Length of employment:	1 year	Location:	HOUSTON, TX

Home town:
Current & past employers:	unlimited prosthetics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I am a Texas State graduate currently working full time. However, I am interested in furthering my certification so that I may advance further within the company, with promises of investments later.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,799.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513341	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513341. Member loan 513341 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,833 / month
Current employer:	NY Daily News	Debt-to-income ratio:	8.42%
Length of employment:	< 1 year	Location:	Allendale, NJ

Home town:
Current & past employers:	NY Daily News
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > My wife and I are eager to purchase our first home. However, we need support on the down payment. We would have been set but she got in a car accident. We really want to take these next steps in our life together, start a family and this really would be a tremendous help. Thanks so much.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,042.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513343	$7,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513343. Member loan 513343 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	MWV	Debt-to-income ratio:	13.53%
Length of employment:	5 years	Location:	Covington, VA

Home town:
Current & past employers:	MWV
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,935.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513366	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513366. Member loan 513366 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Cutting Corporation	Debt-to-income ratio:	16.72%
Length of employment:	6 years	Location:	Elkridge, MD

Home town:
Current & past employers:	The Cutting Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,365.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513378	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513378. Member loan 513378 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Snagajob.com	Debt-to-income ratio:	10.74%
Length of employment:	3 years	Location:	CHESTERFIELD, VA

Home town:
Current & past employers:	Snagajob.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,392.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513401	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513401. Member loan 513401 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,400 / month
Current employer:	THE CITIZENS BANK	Debt-to-income ratio:	11.36%
Length of employment:	5 years	Location:	VALLEY HEAD, AL

Home town:
Current & past employers:	THE CITIZENS BANK
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,743.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513431	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513431. Member loan 513431 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	le parisien	Debt-to-income ratio:	21.02%
Length of employment:	10+ years	Location:	norridge, IL

Home town:
Current & past employers:	le parisien
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > looking for a short term loan for home improvements

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,449.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513461	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513461. Member loan 513461 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:		Debt-to-income ratio:	6.58%
Length of employment:	10+ years	Location:	Pompano Beach , FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,550.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513468	$2,650	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513468. Member loan 513468 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,049 / month
Current employer:	SPAWAR Systems Center	Debt-to-income ratio:	9.31%
Length of employment:	1 year	Location:	chula vista, CA

Home town:
Current & past employers:	SPAWAR Systems Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > This loan is to consolidate 3 my current cards to pay them off quickly. I have excellent credit and I always pay my bills on time or earlier. Thanks so much.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,270.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513475

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513475	$15,500	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513475. Member loan 513475 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	ORU University Broadcasting	Debt-to-income ratio:	9.55%
Length of employment:	4 years	Location:	Tulsa, OK

Home town:
Current & past employers:	ORU University Broadcasting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$2,652.00	Public Records On File:	1
Revolving Line Utilization:	91.40%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 513489

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513489	$23,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513489. Member loan 513489 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,521 / month
Current employer:	Citigroup	Debt-to-income ratio:	15.86%
Length of employment:	3 years	Location:	cincinnati, OH

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I was engaged to my ex-fiancee up until December of last year. I found out some discouraging information through one of her friends that I verified and we called everything off. After about 2 weeks I came to realize she almost maxed out all 2 of my credit cards and opened up another two in my name I was luckily able to put a hold on. I have always paid my bills on time and never had a late payment. I have one year until I complete grad school in which my salary as promised upon hire will increase 30% and hopefully I will be a full pledged Financial advisor by then making commission on top of my salary. I plan to pay this loan off before the term is up due to the interest factor. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,608.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513523	$2,800	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513523. Member loan 513523 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	Cranley Surgical Associates	Debt-to-income ratio:	5.00%
Length of employment:	1 year	Location:	Cincinnati, OH

Home town:
Current & past employers:	Cranley Surgical Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,985.00	Public Records On File:	0
Revolving Line Utilization:	99.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513535	$8,400	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513535. Member loan 513535 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$36,192 / month
Current employer:	Jetblue Airways	Debt-to-income ratio:	2.08%
Length of employment:	7 years	Location:	Emeryville, CA

Home town:
Current & past employers:	Jetblue Airways
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I have invested aproximately $20,000 of my personal funds into this online business.My business model is: since US online retailers eg. Macys, Bestbuy,Tigerdirect, etc, Sears only ship to US based address and not to international destinations.I will be helping international shoppers make purchases with US retailers by providing them with a US address to ship their purchases to.I will then forward their stuff to their international distination. I will only receive good from legitimate online retailers for forwarding. Since the business is now ready to be launched,I need a loan to cover my operational expenses for the first six months.This will allow me to replenish some of my personal funds I use to start the business and will also allow the business some time to develop a cliental list to be able to at least fund its own operation even if it will not be making a profit just yet. I have worked with the same company for over seven years and my Borrower added on 05/08/10 > I invested aproximately $20,000 of my personal funds in this online business.My business model is: Since most US based online retailers eg.Macys, Bestbuy, Sears, Tigerdirect, etc only ship to US addresses and not to international destinations,I will help international shoppers who like to shop in the US because goods are cheap and of better quality complete their purchases by providing them with a US address to ship their purchases to.I will then forward their stuff to their international destinations for a fee.I will only forward products purchased from legitimate online retailers. This loan will be used to fund the first six months of of my company's operational expenses.This will allow me to be able to replenish my personal funds used to start the business and also give the business some time to be able to develop a cliental to fund its own operation even if it does not make a profit just yet. I have worked for the same employer for over seven years now and the company is very profitable.I have no reason to feel insecure in my current job and it also helps to know that my employer has a no layoff policy in place. With an Experian credit score of over 700, there should be no doubts about my credit worthiness. I hope there are good people out there who would like my business model and would like to invest in it to provide me some of the funds I need to keep my dream alive of running my own successful business. Thanks!

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,274.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513542	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513542. Member loan 513542 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$500,000 / month
Current employer:	post office	Debt-to-income ratio:	0.01%
Length of employment:	10+ years	Location:	SALINAS, CA

Home town:
Current & past employers:	post office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	80
Revolving Credit Balance:	$1,434.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513553	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513553. Member loan 513553 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$41,667 / month
Current employer:	dr beck	Debt-to-income ratio:	3.12%
Length of employment:	10+ years	Location:	decatur, GA

Home town:
Current & past employers:	dr beck
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,971.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513576	$25,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513576. Member loan 513576 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	SA Brown	Debt-to-income ratio:	11.47%
Length of employment:	4 years	Location:	east point , GA

Home town:
Current & past employers:	SA Brown
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,568.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513588	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513588. Member loan 513588 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	dch auto group	Debt-to-income ratio:	22.29%
Length of employment:	6 years	Location:	JACKSON, NJ

Home town:
Current & past employers:	dch auto group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Consolidating my minimal credit debt & unfortunate legal issues.. and pay back monies owed to my mother. want to start fresh & take care of my own problems

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	33
Revolving Credit Balance:	$1,732.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513589	$10,075	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513589. Member loan 513589 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bristol Enterprise	Debt-to-income ratio:	8.72%
Length of employment:	4 years	Location:	utica , NY

Home town:
Current & past employers:	Bristol Enterprise
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Really need this loan to help my father out and branch off his business and put together some money for more equipment to expand. I also have no problem paying it back as if I didn't have enough my father would also help me pay it back if not sooner then the terms but we do a good garbage business and business just keeps getting better. I have a really stable job with him anything that I owe on I only have 32 dollar monthly payments so I have a good budget and know how to budget my funds. This loan would be really helpful and need so I can start branching off his business and owning my own part of the business which would be great for me! Thank you and I appreciate everything anyone does for me on here.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,276.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513625	$5,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513625. Member loan 513625 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	downey regional medical center	Debt-to-income ratio:	23.33%
Length of employment:	4 years	Location:	WHITTIER, CA

Home town:
Current & past employers:	downey regional medical center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > LOAN IS FOR PERSONAL BUISNESS SUCH AS MONEY FOR EXPENSES ON COLLEGE GRADUATION, STATE EXAMS, AND SOME MINOR LIVING EXPENSES. ABLE TO AFFORD 200 OR LESS A MONTH WITHOUT STRUGGLE.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,117.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513636	$8,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513636. Member loan 513636 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	1.08%
Length of employment:	n/a	Location:	San Antonio, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Would like to consolidate and close my High APR Chase, AMEX, and Citibank cards have Triple AAA credit

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,136.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 513640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513640	$5,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513640. Member loan 513640 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	penrose main hospital	Debt-to-income ratio:	13.44%
Length of employment:	8 years	Location:	fountain, CO

Home town:
Current & past employers:	penrose main hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,168.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513646	$12,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513646. Member loan 513646 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Vumii, Inc.	Debt-to-income ratio:	16.07%
Length of employment:	< 1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Vumii, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Thank you!!

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,440.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513649	$24,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513649. Member loan 513649 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Eclipsys Corporation	Debt-to-income ratio:	19.27%
Length of employment:	10+ years	Location:	Decatur, GA

Home town:
Current & past employers:	Eclipsys Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,989.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513657	$7,900	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513657. Member loan 513657 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,250 / month
Current employer:	Walden University	Debt-to-income ratio:	6.88%
Length of employment:	5 years	Location:	Redgranite, WI

Home town:
Current & past employers:	Walden University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > I paid my first lendingclub debt of $3850 off in full within 5 months. Borrower added on 05/08/10 > I AM GOING TO CANCEL THIS LOAN!! Borrower added on 05/08/10 > I AM GOING TO CANCEL THIS LOAN!!

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,982.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 513664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513664	$25,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513664. Member loan 513664 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	kelly Fashion Inc	Debt-to-income ratio:	7.50%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	kelly Fashion Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	6
Revolving Credit Balance:	$6,429.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 513687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513687	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513687. Member loan 513687 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Invesco	Debt-to-income ratio:	3.61%
Length of employment:	2 years	Location:	Huntington, NY

Home town:
Current & past employers:	Invesco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > This loan is to fund new furniture (Crib, dresser, changing table) for the arrival of our second child soon and also to put in a playground for our children in the backyard. I am a good candidate for this loan as someone with a relatively high-income, steady job and with good credit (plus a very low debt-to-income ratio.)

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	75
Revolving Credit Balance:	$524.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513695	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513695. Member loan 513695 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	16.80%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/07/10 > Debt Consolidation Borrower added on 05/07/10 > I'm looking to reduce my current interest rates. Two of the banks I have been with for over 10 years have raised interest rates to almost double my original interest rates even though I have not made late payments and do not make just the minimum payments. I have contacted each of them to inquire about the increase in interest rates and was told my payment history was irrelevant to the increase in interest rates. ?!

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	79
Revolving Credit Balance:	$14,849.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513698	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513698. Member loan 513698 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	FannieMae	Debt-to-income ratio:	18.73%
Length of employment:	< 1 year	Location:	Denton, TX

Home town:
Current & past employers:	FannieMae
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Seeking addtional fund to help with additional cost to start-up my self serve Yogurt shop. This fund would be used to purchase addtional Yogurt machines. We currently have fund to purchase four (4) machines and we need five units. Also extra fund would be used to purchase POS system or reach-in cooler.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,663.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513706	$5,500	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513706. Member loan 513706 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Wilshire Limousine	Debt-to-income ratio:	22.35%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Wilshire Limousine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I plan on using these funds to cover some medical and dental expenses that have occurred in the past two years. I'm in great health and my income is very stable. I tend to be very conservative with my money, so this loan works out perfectly. Thank you for your interest and time.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	78
Revolving Credit Balance:	$4,458.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 513707

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513707	$4,900	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513707. Member loan 513707 was requested on May 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	UBS	Debt-to-income ratio:	8.43%
Length of employment:	2 years	Location:	Oceanside, CA

Home town:
Current & past employers:	UBS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	18
Revolving Credit Balance:	$5,433.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513718	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513718. Member loan 513718 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Segal	Debt-to-income ratio:	1.55%
Length of employment:	6 years	Location:	Malibu, CA

Home town:
Current & past employers:	Segal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Excellent borrower with stable job would like to consolidate university expenses from Masters Degree.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$37.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513720	$8,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513720. Member loan 513720 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,243 / month
Current employer:	Straub Clinic & Hospital	Debt-to-income ratio:	8.39%
Length of employment:	5 years	Location:	Honolulu, HI

Home town:
Current & past employers:	Straub Clinic & Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > The funds will be used to purchase a used car for $5000.00 and pay off a loan with a high interest rate. I work full time at a hospital, my job is very stable. I pay all my bills on time and am looking forward to being a member of Lending Club, a great chance to get a low interest rate. Borrower added on 05/08/10 > Thank you to all who have invested so far. You will not be disappointed with your investment. I sincerely appreciate it.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	75
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 508566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
508566	$18,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 508566. Member loan 508566 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:		Debt-to-income ratio:	5.38%
Length of employment:	9 years	Location:	Reseda, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > To pay for my debts.

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,186.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513146	$10,400	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513146. Member loan 513146 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Ourisman Honda	Debt-to-income ratio:	1.10%
Length of employment:	2 years	Location:	Aldie, VA

Home town:
Current & past employers:	Ourisman Honda
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > My son needs this money to finish his studies as a Pilot at the Delta Connections Academy, he is only 2 months away from graduating, I want to help him finish. Thanks. Borrower added on 05/08/10 > This is the only way to get my son to finish his studies as a pilot, I hope you can help us. Thanks

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,965.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513157	$4,750	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513157. Member loan 513157 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	BlueBee inc	Debt-to-income ratio:	15.00%
Length of employment:	< 1 year	Location:	Goleta, CA

Home town:
Current & past employers:	BlueBee inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,070.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513564	$9,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513564. Member loan 513564 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,120 / month
Current employer:	us insurance brokers	Debt-to-income ratio:	1.61%
Length of employment:	< 1 year	Location:	MIAMI, FL

Home town:
Current & past employers:	us insurance brokers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$566.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513674

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513674	$25,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513674. Member loan 513674 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Lexington County Sheriff Dept	Debt-to-income ratio:	18.83%
Length of employment:	3 years	Location:	Chapin, SC

Home town:
Current & past employers:	Lexington County Sheriff Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I am looking to consolidate 50k in debit in one paymnet. Having a daughter has turned us upside down. I recive a life pension of 2800 a month plus salary of 42k @ sheriff Department. If you have something you think coulkd help me I am interested!

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	75	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,646.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513739	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513739. Member loan 513739 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	City Of Santa Ana (Police Dept)	Debt-to-income ratio:	10.38%
Length of employment:	10+ years	Location:	Corona, CA

Home town:
Current & past employers:	City Of Santa Ana (Police Dept)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I'm starting a business venture and want to consolidate current debt, reduce existing interest and have more flexibility in my start up capital.

A credit bureau reported the following information about this borrower member on May 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	18
Revolving Credit Balance:	$53,839.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513755	$12,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513755. Member loan 513755 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Waseca County	Debt-to-income ratio:	21.42%
Length of employment:	10+ years	Location:	Waseca, MN

Home town:
Current & past employers:	Waseca County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	20
Revolving Credit Balance:	$35,536.00	Public Records On File:	1
Revolving Line Utilization:	85.00%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513757	$24,250	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513757. Member loan 513757 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	The Advisory Board Company	Debt-to-income ratio:	23.03%
Length of employment:	3 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	The Advisory Board Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,466.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513777	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513777. Member loan 513777 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,880 / month
Current employer:	Medical Clinic of Redlands/Urgent Care	Debt-to-income ratio:	17.02%
Length of employment:	1 year	Location:	Moreno Valley, CA

Home town:
Current & past employers:	Medical Clinic of Redlands/Urgent Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I am a mid-level medical practitioner, Master's of Science, Physician Assistant. I have been a medical practitioner for almost 2 years and work in urgent care/occupational medicine. I am paid hourly and take home $6880+ a month. I have accrued some debt while I was in school and I have paid off some of my credit card debt but current interest rates will take me longer than 36 months to pay them off.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	68
Revolving Credit Balance:	$9,427.00	Public Records On File:	1
Revolving Line Utilization:	66.40%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513778	$5,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513778. Member loan 513778 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Cardinal Health	Debt-to-income ratio:	16.84%
Length of employment:	9 years	Location:	Columbus, OH

Home town:
Current & past employers:	Cardinal Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Used to Consolidate Debt and I am a good credit rating and am capable of paying off my debts

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,954.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513786	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513786. Member loan 513786 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Hughes Telematics, Inc.	Debt-to-income ratio:	7.15%
Length of employment:	2 years	Location:	Alpharetta, GA

Home town:
Current & past employers:	Hughes Telematics, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Am tired of paying 4 different credit card bills every month and would like to pay them all off using this loan, so that I only have one credit card related bill each month. I am not in collections or behind on my bills, I just want a lower interest rate and quicker pay off of debts.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,345.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513796	$15,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513796. Member loan 513796 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Thinktech	Debt-to-income ratio:	12.85%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	Thinktech
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > using to payoff off credit cards with high interest rates.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	2
Revolving Credit Balance:	$17,125.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513806	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513806. Member loan 513806 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Wells Fargo Auto Finance	Debt-to-income ratio:	10.41%
Length of employment:	3 years	Location:	Aberdeen, SD

Home town:
Current & past employers:	Wells Fargo Auto Finance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	60
Revolving Credit Balance:	$6,575.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513818	$10,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513818. Member loan 513818 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,600 / month
Current employer:	Lyndale Glass	Debt-to-income ratio:	19.07%
Length of employment:	9 years	Location:	Bellingham, WA

Home town:
Current & past employers:	Lyndale Glass
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	36
Revolving Credit Balance:	$17,979.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513829	$9,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513829. Member loan 513829 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Professional Networks, Inc.	Debt-to-income ratio:	19.46%
Length of employment:	6 years	Location:	Hillsville, VA

Home town:
Current & past employers:	Professional Networks, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I plan to use these funds to pay off my Citi Financial load. I took out this loan to consolidate credit cards. I was having a hard time making myself pay more than the minimum payment. I thought that with the Citi Loan, I would at least have a set amount of payments instead of paying forever. My husband and I want to buy a house in about 5 years and I need to pay off debt first. I actually kick money into my savings account each pay day ($50) so I'm saving every month. My job is very stable and I have been employed by the same company for about 6.5 years. My monthly budget allows me to pay all of my bills on time and save money, too. I'm ready to get out debt so we can get a house one day. I don't spend my money on stupid things - I do a few triathlons a year, so most of my extra money is spent on traveling to the races or on gear for triathlons. I hope you decide to sponsor me!

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,328.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513842	$8,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513842. Member loan 513842 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,092 / month
Current employer:	Beckman Coulter, Inc	Debt-to-income ratio:	2.10%
Length of employment:	10+ years	Location:	miami beach, FL

Home town:
Current & past employers:	Beckman Coulter, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Money to remake kitchen and bathrooms in my condo at Miami Beach - Thanks

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,314.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513864	$2,500	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513864. Member loan 513864 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	DuPage County health Dept	Debt-to-income ratio:	24.58%
Length of employment:	2 years	Location:	Evergreen Park, IL

Home town:
Current & past employers:	DuPage County health Dept
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$934.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 513870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513870	$2,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513870. Member loan 513870 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Malcolm Pirnie	Debt-to-income ratio:	0.65%
Length of employment:	1 year	Location:	Philadelphia, PA

Home town:
Current & past employers:	Malcolm Pirnie
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$961.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513873	$3,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513873. Member loan 513873 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	14.18%
Length of employment:	2 years	Location:	Ruther Glen, VA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$674.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513881	$2,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513881. Member loan 513881 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	Courtyard by Marriott	Debt-to-income ratio:	7.00%
Length of employment:	5 years	Location:	Strasburg, PA

Home town:
Current & past employers:	Courtyard by Marriott
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > To pay for vacation

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$831.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513889	$11,200	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513889. Member loan 513889 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	city of san francisco	Debt-to-income ratio:	13.08%
Length of employment:	10+ years	Location:	Millbrae, CA

Home town:
Current & past employers:	city of san francisco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > loan will be used for paying off over 550.00 per month in bill's . some of which are 29% interest rate "please help" I'v worked for the city of SF for over 22 years and have managed an apartment for over 10 yrs

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	52
Revolving Credit Balance:	$7,232.00	Public Records On File:	1
Revolving Line Utilization:	52.80%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513896	$5,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513896. Member loan 513896 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Duda Farm Fresh Foods	Debt-to-income ratio:	8.98%
Length of employment:	6 years	Location:	Loxahatchee, FL

Home town:
Current & past employers:	Duda Farm Fresh Foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,202.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513908	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513908. Member loan 513908 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:		Debt-to-income ratio:	1.05%
Length of employment:	3 years	Location:	cherry hill, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > This loan would be used to pay off credit cards that are with high interest rates 15%-22% and consolidate the debt an be able to finish all payments in 3 years instead of 33 years.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 513912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513912	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513912. Member loan 513912 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,533 / month
Current employer:	Seacoast Supply	Debt-to-income ratio:	15.27%
Length of employment:	10+ years	Location:	SEMMES, AL

Home town:
Current & past employers:	Seacoast Supply
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	55
Revolving Credit Balance:	$24,826.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 513920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513920	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513920. Member loan 513920 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:		Debt-to-income ratio:	1.05%
Length of employment:	3 years	Location:	cherry hill, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > his business loan will be designated to to be used for business to prepare the design of a high-tech museum and cultural facility as part of a city development program.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 513926

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513926	$4,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513926. Member loan 513926 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Fastenal	Debt-to-income ratio:	10.93%
Length of employment:	< 1 year	Location:	Flowery Branch, GA

Home town:
Current & past employers:	Fastenal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > This loan is to do the repairs needed to our house so that we can get it on the market ASAP. My wife and are are wanting to move to FL to be closer to her family so our future baby can have family close by. Any loans or credit card payments we have have ALWAYS been paid on time, my wife makes sure of that! Also, my wife's car will be paid off May 30th, opening up an extra $300 a month, which will in part go to this loan amount. My wife has been at her company for 9 years, and and I have been at mine for 6 months, but it is very stable. Once we move, we will be cashing out her 401K and paying off all unsecured debt. Thank you very much!!

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,037.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513936

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513936	$17,500	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513936. Member loan 513936 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Arena Pharmaceuticals, Inc.	Debt-to-income ratio:	20.81%
Length of employment:	8 years	Location:	San Diego, CA

Home town:
Current & past employers:	Arena Pharmaceuticals, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,800.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513943	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513943. Member loan 513943 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	18.65%
Length of employment:	n/a	Location:	Brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I am a registered nurse currently living in New York. I am in the process of relocating back to Los Angeles where I'm originally from. I will be working as a nurse back in LA. I have credit card debt from my early college years that I have had trouble paying off due to too-high interest rates that were increase this year due to the "bad economy". So basically, my payments are no longer making a dent and it is frustrating. I need help to lower this rate so I can get back on track. Thanks for any help you can give.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,021.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513944	$20,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513944. Member loan 513944 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	UVA Health System	Debt-to-income ratio:	9.78%
Length of employment:	10+ years	Location:	Charlottesville, VA

Home town:
Current & past employers:	UVA Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > purpose of loan: pay off all debt except mortage. to those who fund this loan: Thanks so much. It is a HUGE help.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,245.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513948	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513948. Member loan 513948 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,027 / month
Current employer:	United States Air Force	Debt-to-income ratio:	19.66%
Length of employment:	10+ years	Location:	NORTH POLE, AK

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,950.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513950	$15,600	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513950. Member loan 513950 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Hanger Total Care	Debt-to-income ratio:	10.81%
Length of employment:	< 1 year	Location:	Dublin, CA

Home town:
Current & past employers:	Hanger Total Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Paying off the amazing wedding my husband and I funded on our own. Looking to get debt free in the next year so we can buy a house.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,034.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513960	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513960. Member loan 513960 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	Dominion Pathology Associates	Debt-to-income ratio:	10.31%
Length of employment:	10+ years	Location:	Roanoke, VA

Home town:
Current & past employers:	Dominion Pathology Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,367.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513976	$9,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513976. Member loan 513976 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Palo Verde Unified School District	Debt-to-income ratio:	20.99%
Length of employment:	1 year	Location:	covina, CA

Home town:
Current & past employers:	Palo Verde Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	59
Revolving Credit Balance:	$10,102.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 513979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513979	$4,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513979. Member loan 513979 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	CTT	Debt-to-income ratio:	10.25%
Length of employment:	< 1 year	Location:	Culver City, CA

Home town:
Current & past employers:	CTT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Refinance of credit card with an APR of 17.5%

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,516.00	Public Records On File:	1
Revolving Line Utilization:	27.40%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 513987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
513987	$11,200	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 513987. Member loan 513987 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,808 / month
Current employer:	Pomona Unified School District	Debt-to-income ratio:	10.97%
Length of employment:	4 years	Location:	Glendora, CA

Home town:
Current & past employers:	Pomona Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > I am a single parent and a high school teacher. I am working on my Second Masters Degree in Education. I have fought long and hard to to become credit worthy. I am asking for a second chance to get ahead. I am going to use your funds to pay off one credit card $5900 that has a 29.99% interest rate and the rest on my car loan balance $4900 with 27.88% interest rate. This would give us the financial and credit worthiness to attain a first time home buyer loan. This dream cannot be achieved without you. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,914.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 514006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
514006	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 514006. Member loan 514006 was requested on May 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:		Debt-to-income ratio:	18.25%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/08/10 > Loan Description: This loan will be used to pay off high interest revolving credit card debt and a small portion of my student loan. I have stopped using my credit cards except my Chevron Gas Card. I'm looking to speed up my repayment on High Interest credit card debt that I have carried for far too long. My Financial Situation: I have always worked more than full time. Currently, I am a full time Stock Trader. Recently, I decided to move from California to Houston, Texas to seek opportunities in energy market trading. I did leave a good part-time management job in the process, but I feel strongly that energy market trading is the place to be for the next 20 years as we transfer away from our total dependency on fossil fuels. My Trading income last year was $66,000 and with just that income alone I am still able to have extra money each month. I do plan on going to work in Houston once I have educated myself on potential energy trading opportunities available within Houston's bustling energy corridor. Once I am at a new job, I will have even more disposable income to pay down the loan at a faster pace. Recently, I depleted my savings to pay down over $10,000 of my credit card debt and am now looking to consolidate the remainder through the Lending Club @ lower interest rates. (Some of my cards have been increased to 27% interest rates without me ever having any 30-day late marks! So, much for comprehensive credit card reform!) I have had a solid earnings history for nearly 10 years as a trader, and faired well even with the market volatility of the last 2 years. With my move to Houston, I decided to set a budget for myself @ $5,000 per month. This will allow me to pay bills and begin to replenish savings a little each month. I prefer to keep as much of my profits in my trading account as possible since that allows me to have a more conservative trading approach. My Income and Bills are as follows: Monthly income: $5,000 (Could be more BUT...I leave extra profits in my Trading Account.) Monthly expenses: $ 4,260 Housing: $ 1,000 Insurance: $ 260 Car expenses: $ 700 Utilities: $ 300 Phone, cable, internet: $ 250 Food, entertainment: $ 600 Clothing, household expenses: $ 150 NEW LENDING CLUB LOAN PAYMENT: $ 700 Misc... $300 I want to thank you for the opportunity to be debt free within the next three years. I look forward to the day when I can begin to be a Lender here. Thank you in advance, Mike

A credit bureau reported the following information about this borrower member on May 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,695.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 108 dated May 9, 2010